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                                                                    Exhibit 10.8
                                                                    ------------

               EARTHWATCH-HITACHI IMAGERY DISTRIBUTION AGREEMENT


This Imagery Distribution Agreement (hereinafter referred to as this "Agreement") is made and entered into this ___ day of ___, 1995 by and between EarthWatch Incorporated, a Colorado corporation, having its principal place of business at 1900 Pike Road, Longmont, Colorado 80501 USA and Hitachi, Ltd., a Japanese corporation, with its principal place of business at 6, Kanda-Surugadai 4-chome, Chiyoda-ku, Tokyo 101 Japan and shall cancel and replace the previous WorldView-HITACHI Distribution Agreement entered into as of November 24, 1994.

RECITALS

Whereas, EarthWatch is currently developing a small satellite remote sensing business with the objective of providing high quality images and innovative digital image map products of any location on earth and;

Whereas, HITACHI is interested in developing a data sales capability in Territories as specified in Exhibit B and systems utilizing these digital image products and;

Whereas, the parties agreed to enter into a "market-based strategic partnership" to cooperatively exploit their complementary technologies and marketing capabilities and to jointly pursue remote sensing small satellite business operations of mutual interest.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto agree as follows.

1.   DEFINITIONS

For the purpose of this Agreement, the following are the defined terms.

     1.1 HITACHI. "HITACHI" means Hitachi, Ltd. and includes its subsidiaries and affiliates. "Subsidiary and affiliate" used herein shall mean any legal entity in which fifty percent (50%) or more of the stock is directly or indirectly controlled by or under common control with HITACHI.

     1.2 Products. "Products" shall mean those EarthWatch products as enumerated in the Exhibit A, attached hereto.

     1.3  EarthWatch. "EarthWatch" shall mean EarthWatch Incorporated.

     1.4  Customer. "Customer" shall mean the end-user customer of Products.

     1.5 Dealer. "Dealer" shall mean anyone licensed by HITACHI to resell the Products within the Territories.
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     1.6  Territories. "Territories" shall mean the product distribution territories described in Exhibit B hereto.


2.   BUSINESS OUTLINE

EarthWatch business plans and concepts will be the basic documents for operating an imaging satellite and data products distribution system.

Within the scope of this Agreement, EarthWatch will provide, operate, and maintain, either directly or with strategic partners:

a.   A remote sensing satellite system and ground operations infrastructure

b.   Image data production and value-added product facilities

c. Physical product distribution facilities, networks, and related support staff.

d. System integration personnel and technical capabilities for installation and maintenance of remote data archive facilities which will be directly connected to the worldwide EarthWatch data distribution network. These facilities, known as Data Infrastructure Products are described in Exhibit A and will be made available to select Customers and Dealers.

Within the scope of this Agreement, and as required, HITACHI will provide, operate, and maintain:

a. Sales of EarthWatch products through a qualified network of direct sales staff, and sub-licensed Dealers.

b.   Active programs for the training and support of sales and Dealer staff.

c. A marketing program in Territories in support of EarthWatch products including advertising, support literature, demonstrations, seminars.

d. A qualified support organization for resolving Customer questions and problems.

3.   LICENSE GRANT

3.1 Ownership. The parties hereto agree that as between the parties hereto EarthWatch shall own copyright, trade secret and any other intellectual property right embodied in the Products.

3.2  Exclusive and Non-Exclusive rights.

(1) Subject to the terms and conditions of this Agreement, EarthWatch hereby grants to
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HITACHI and HITACHI hereby accepts rights to market, use, modify, copy, and distribute the Products directly or through its Dealer for the Market and Territories as defined in Exhibit B hereto.

EarthWatch agrees not to knowingly provide the Products to the party intending to export such Products to Territories. EarthWatch further agrees to bind its dealers other than HITACHI not to export the Products to Territories, to the extent permitted by applicable law.

     (2) HITACHI agrees not to export the Products from Territory or knowingly provide the Products to a party intending to export such Products outside of Territories. HITACHI further agrees to bind its Dealers (as permitted hereunder) not to export the Products outside of Territories. HITACHI may grant the right to distribute the Products to a third party upon the prior written approval of EarthWatch (which shall not be unreasonably withheld) and provided that (i) such Dealer agrees to be bound and to comply with the terms and conditions of this Agreement and (ii) HITACHI indemnities and holds EarthWatcb harmless from and against any liability or damages arising from a breach of the same by such Dealer.

4.   PRICE AND PAYMENT

4.1 Royalty. HITACHI shall pay a royalty calculated in accordance with the clause 2 of the Exhibit A to EarthWatch within sixty (60) days following the end of HITACHI's each quarterly-based year (March 20, June 20, September 20 and December 20) for the Products distributed to HITACHI's Dealers and Customers during such quarterly-fiscal period. HITACHI shall provide to EarthWatch a royalty report in a format acceptable to EarthWatch setting forth the names and numbers of the Products distributed in each quarterly-based year and the amount of the royalty due for such quarterly-based year.

     All amounts hereunder shall be paid in immediately available funds in US dollars and shall be considered paid on the date on which they are actually received by EarthWatch. Any amount that is initially calculated in a currency other than US dollars shall be converted to US dollars at the Telegraphic Transfer Selling Rate published by the Bank of Tokyo on the last working day of HITACHI's quarterly-based year. Any payment that is not made when due and owing shall be subject to a late payment fee equal the lesser of one thirtieth (1/30) of one percent (1%) for each day of delay or the maximum amount permitted by applicable law. No part of any amount due hereunder may be reduced due to any counterclaim, setoff, adjustment or other right which HITACHI may have or otherwise. HITACHI shall keep complete and accurate records reflecting all information necessary or useful in verifying the accuracy of each royalty report. EarthWatch shall have the right to, no more than once a calendar year, hire an independent certified public accountant to inspect, audit and make copies of the above required records (who shall agree in writing to keep all information confidential except as needed to disclose any discovered discrepancies); provided, such inspection: (i) is conducted during normal business hours, and (ii) is conducted only after HITACHI has been given ten (10) days prior notice. EarthWatch shall bear the full cost and expense of such audit, unless a discrepancy in excess of three percent (3%) of the number of copies of Products in favor of HITACHI is discovered, in which event HITACHI shall bear the full cost and expense of such audit. Regardless of the

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     amount of discrepancy discovered, all discrepancies (and interest thereon)
     shall be immediately due and payable.

4.2 Income Tax. In the event the Japanese Government judges that the ten percent (10%) income tax provided for under USA-Japan Tax Convention is applicable to EarthWatch's income arising out of this Agreement, such income tax shall be deducted from the payments by HITACHI to EarthWatch hereunder and paid to a Japanese Tax Office by HITACHI on behalf of EarthWatch. In this case, EarthWatch shall provide to HITACHI two (2) copies of Tax Application signed by the authorized representative of EarthWatch upon signing this Agreement. HITACHI shall provide to EarthWatch a Tax Certificate issued by the competent Japanese Tax Authority, establishing the fact that the tax has been withheld by HITACHI and paid to the competent Japanese Government so as to avoid double taxation. Upon EarthWatch's request, HITACHI agrees to execute its best efforts to assist EarthWatch to structure payments hereunder to EarthWatch to minimize the possibility that such payments become subject to the withholding obligations under the USA-Japan Tax Convention for the avoidance of double taxation.

5.   OBLIGATIONS OF THE PARTIES

5.1 Sales Estimates. HITACHI will provide sales estimates, as described in Exhibit D.

5.2 Dealers. HITACHI may utilize its Dealer(s) to market and distribute the Products in Territories as described in the Exhibit E.
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5.3  Satellite Launch. EarthWatch shall use its best efforts to launch satellites for remote sensing, having the operation concept outlined in the Exhibit F.

5.4 Product Distribution. EarthWatch shall use its commercially reasonable efforts to deliver the Products to HITACHI promptly upon HITACHI's request. Physical method of distribution shall be discussed and subject to the mutual agreement by the parties hereto before the start of distribution.

5.5 Implementation Schedule. Both parties hereto shall use their commercially reasonable efforts to maintain the milestones set forth in the Exhibit G.


6. WARRANTY

6.1 Product Warranty. EarthWatch warrants that the Products delivered to HITACHI shall be in conformance with the specifications described in the Exhibit A and Exhibit F. In the event any of the Products is turned out not to comply with the specifications in the Exhibit A and Exhibit F, HITACHI shall notify to EarthWatch of such non-conformance. EarthWatch shall correct or replace such non-conformance Products promptly after receipt of notice from HITACHI on EarthWatch's account. In the event that EarthWatch determines that correction or replacement of such non-conforming Product is not commercially reasonable, EarthWatch may return to HITACHI the amount paid therefor. In the event that EarthWatch elects to replace such non-conforming Product, HITACHI shall, at EarthWatch's option, promptly destroy (and certify to EarthWatch) or return to EarthWatch the non-conforming Product, and HITACHI shall have no right or interest in or to such non-conforming Product.

6.2  Indemnity.

 (1) Either party represents and warrants that it has full power to enter into this Agreement, to carry out its obligations under this Agreement, and to grant the rights granted to the other party herein and further that any and all data, documentation, imaginary and other technical information provided by either party to the other party are developed by such either party and does not and will not infringe any copyright, patent, trade secret or any other proprietary right of a third party or parties and will not be used or otherwise exploited in violation of the operating license or export licenses granted to EarthWatch. HITACHI acknowledges and agrees that, except as expressly set forth above in
Section 6.1 and this Section 6.2(l), the Products are provided to HITACHI "AS IS", with no warranty of any kind, and EARTHWATCH MAKES NO OTHER WARRANTY, EXPRESS, IMPLIED. STATUTORY OTHERWISE, CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, QUALITY, USEFULNESS OR NONINFRINGEMENT.

 (2) For the purpose of this Agreement, the party disclosing certain information to the other party shall be referred to as the "Disclosing Party" and the party receiving such information shall be referred to as the "Receiving Party". In the event of a claim or suit against the Receiving Party, its Dealer(s) and/or Customer(s), alleging that the any of data, documentation, imagery and other technical information provided by the Disclosing Party constitute a breach of the foregoing representation and warranty, the Disclosing Party agrees to defend, indemnify and hold harmless the Receiving Party, its Dealer(s) and Customer(s) from and against any and all liabilities, damages, judgments, costs and expenses, including attorney's fees, arising from any such claim or suit, at its own expense, and shall, at the option of the Disclosing Party, procure for the Receiving Party, its Dealer(s) and Customer(s) the right to continue to use the data, documentation, imaginary and other technical information as furnished, or modify the same to make them non-breaching. In the event of any such claim, the Receiving Party agrees to notify the Disclosing Party of the claim and to provide the Disclosing Party with all information, assistance and authority necessary for the Disclosing Party to defend or settle such claim and permit the Disclosing Party at any time assume control of the defense and settlement of any dispute or litigation.

 (3) EXCEPT FOR A BREACH OF SECTION 3.2, SECTION 6.2(l) OR ARTICLE 9 HEREOF, NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT EARTHWATCH OR OTHER LEGAL OR EQUITABLE THEORY FOR
(I) ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF AMOUNTS PAID TO EARTHWATCH HEREUNDER DURING THE TWENTY-FOUR MONTH PERIOD PRIOR TO THE DATE THE CAUSE OF ACTION OCCURS, OR (II) FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR (III) FOR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.


7.   TERM AND TERMINATION

7.1 Term of this Agreement. This Agreement shall become effective on the date first above written and remain in full force until fifth anniversary of a successful launch of the first EarthWatch one meter resolution satellite unless terminated pursuant to the Section 7.2 below, This Agreement shall be automatically extended thereafter for the successive five (5) year period unless the both parties agree to terminate this Agreement by at least 180 days prior to expiration date for the term then in effect.

7.2  Termination.

 (1) HITACHI may terminate this Agreement in case one or more of the followings occurs:

     (a) EarthWatch failed to acquire an export license necessary to export the Products to Territories or the license EarthWatch had acquired was withdrawn.
     (b) EarthWatch does not raise the funds necessary to develop and launch any satellite according to the plan.
     (c) EarthWatch is unable to achieve a successful launch by September 30, 1996.
     (d) EarthWatch has lost its operating license.

EarthWatch agrees to return all HITACHI's advanced payments to HITACHI if the Agreement is terminated for any reasons stated above (to the extent not credited royalty payments earned by EarthWatch).

(2) EarthWatch may terminate the Agreement and HITACHI's distribution license in the event HITACHI or its Dealer breaches the provisions of Section 4 and 13. 1, and HITACHI fails to cure or cause to cure such breach within sixty (60) days following receipt of a notice from EarthWatch claiming such breach.

(3) Either party may terminate this Agreement upon written notice to the other party in the event that the other party otherwise materially breaches this agreement, and fails to cure such breach within sixty (60) days of receipt of notice thereof.

(4) EarthWatch agrees that, if this Agreement with HITACHI is terminated for any reason, EarthWatch will continue to support any existing contracts with Japanese Customers for EarthWatch products and services subject to mutual agreement between such customer and EarthWatch as to the terms upon which such support will be provided. Details of required support would be determined with each customer on a case-by-case basis.

(5) In the event of a termination of this Agreement for any reason, EarthWatch may elect to continue or terminate any order then pending. Each party understands that the rights of termination hereunder are absolute. Neither party shall incur any liability whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other (or for any compensation to the other) arising from or incident to any termination of this Agreement by such party which complies with the terms of this Agreement whether or not such party is aware of any such damage, loss or expenses. Upon termination of this Agreement by either party or naturally at the end of the term, (i) all rights and licenses of HITACHI and its Dealers hereunder shall terminate, (ii) each party (including Dealers, if any) will immediately return to the other party all Confidential Information of the other party in its possession, custody or control in whichsoever form held (including all copies or embodiments thereof) and (iii) the following provisions will remain in effect: Sections 6.2, 7, 9-11 and 13.
In addition, the parties agree that termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies remain available. The foregoing provisions shall not be deemed to affect the rights of HITACHI's then existing customers.

8.  LAND REMOTE SENSING ACT

EarthWatch agrees that in the event of revisions to the "Land Remote Sensing Policy Act of 1992" restricting the export the Products, EarthWatch shall use its best efforts to negotiate with US Government so as to maintain the availability of the Products to HITACHI.

9.   CONFIDENTIALITY

9.1 Definitions. The term "Confidential Information" shall mean any information disclosed by one party to the other party in connection with this Agreement that meets the requirements of this Agreement. All disclosure of such Confidential Information shall be designated with an appropriate legend such as "CONFIDENTIAL". In the event such disclosure is initially oral or visual and not reduced to writing, it shall be conformed in a written document, with the appropriate legend such as "CONFIDENTIAL" within ten (10) days following such disclosure.

9.2 Confidentiality Obligations. The Receiving Party agrees to hold all Confidential Information of the Disclosing Party in trust and confidence, and to protect it as the Receiving Party would protect its own confidential information and not to use such Confidential Information other than for the purpose of this Agreement. Unless agreed by the Disclosing Party in writing, the Receiving Party agrees not to disclose any Confidential Information of the Disclosing Party, by publication or otherwise, to any person other than those persons who have a need to know such Confidential Information for purposes of exercising its rights under this Agreement or performing its obligations under this Agreement. The foregoing confidentiality obligation shall survive until five (5) years after the termination of this Agreement.

9.3 Exceptions. The obligations specified above shall not apply to any Confidential Information that;

     (a) is already known to the Receiving Party at the time of executing this Agreement; or

     (b) is acquired by the Receiving Party from a third party and does not originate with the Disclosing Party, or

     (c) is independently developed by the Receiving Party; or

     (d) is approved for release by a written authorization of the Disclosing Party; or

     (e) is in the public domain at the time it is disclosed or subsequently falls within the public domain; or

     (f) is furnished to a third party by the Disclosing Party without a similar restriction on the third party's right or

     (g) is disclosed pursuant to the requirement of a governmental agency or disclosure is permitted by operation of law.

9.4 Return of Confidential Information. Upon termination of the Receiving Party's rights under this Agreement, any and all Confidential Information of the Disclosing Party shall be returned to the Disclosing Party, or shall be destroyed by the Receiving Party and a certificate of such destruction shall be provided to the Disclosing Party.

10.  JURISDICTION AND APPLICABLE LAW

     10.1 Jurisdiction. Both parties agree that all disputes or difference arising out of or in relation to this Agreement shall be discussed in good faith with the intention of resolving matters amicably between the parties. Any dispute or difference arising out of or in relation to this Agreement, or the breach hereof or thereof, which cannot be settled amicably between the parties without undue delay, shall be submitted to the exclusive jurisdiction of Federal Court of California. Nothing in this Agreement shall prevent either party from seeking injunctive or other equitable relief from any court having jurisdiction over the parties hereto.

     10.2 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws and regulations of the State of California without regard to the conflict of laws rules thereof.

     10.3 Arbitration. Any claim, dispute or controversy arising out of or in connection with or relating to this Agreement or the breach or alleged breach thereof shall be submitted by the parties to arbitration (which arbitration shall be binding for purposes of this Agreement only) in San Francisco, California in accordance with the then-current commercial arbitration rules of the International Chamber of Commerce ("ICC") except as otherwise provided herein.
           This Agreement shall be governed by and construed under the laws of the State of California and the United States without regard to conflicts of laws provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods. All proceedings shall be held in English and a transcribed record prepared in English. The parties shall each choose one arbitrator with technical expertise in the area of dispute and such two arbitrators shall, by mutual agreement, select a third, neutral arbitrator. If no arbitrator is appointed by either EarthWatch or HITACHI within thirty (30) days of notice of intent to failure. The judgment rendered by the arbitrators shall include costs of arbitration, reasonable attorney's fees and reasonable costs for expert and other witnesses, and judgment on such award may be entered in any court having jurisdiction thereof. Nothing in this Agreement shall be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute as necessary to protect either party's name, proprietary information, trade secrets, know-how or any other proprietary rights. If the issues in dispute involve scientific or technical matters, any arbitrator chosen hereunder shall have educational training and/or expertise sufficient to demonstrate a reasonable level of relevant scientific knowledge. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorney's fees.

11.  FORCE MAJEURE

If the performance of this Agreement or any obligations hereunder is prevented, restricted or interfered with by the reasons of acts of Gods, acts of any governmental authority, riot, revolution, fires or war beyond the reasonable control the parties hereto ("Force Majeure"), the party so affected shall be excused from such performance until Force Majeure is removed, provided that the party so affected shall use its best efforts to avoid or remove such causes of non-performance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

12.  EXPORT LICENSE

Both parties acknowledge that the export license is essential to performance of this Agreement. EarthWatch shall be responsible for obtaining any and all export license and/or other governmental approvals that may be required to export the Products to Territories. HITACHI shall provide reasonable assistance and information for EarthWatch to obtain such licenses and/or approvals.

13.  MISCELLANEOUS

     13.1 Compliance with Laws. The parties hereto shall comply with any and all applicable laws, rules and regulations of the governmental authorities concerned.

     13.2 Severability. A waiver of a breach or default under this Agreement shall not be a waiver of any other subsequent default. Failure or delay by either party to enforce this Agreement shall not constitute a waiver of such term or condition.

     13.3 No Assignment. Assignment by either party of this Agreement or any interest herein or any payment due or to become due hereunder, without a prior written consent of the other party, shall be void, provided, however, that either party may assign and delegate its rights and obligations hereunder in connection with the sale of substantially all the assets of such party without the consent of the other party.

     13.4 Independent Contractor. The parties hereto are independent contractors. Nothing contained herein or done in pursuance of this Agreement shall constitute either party the agent of the other party for any purpose or in any sense whatsoever, or constitute the parties as partners or joint ventures.

     13.5 Amendment. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on either party unless made in writing and signed by duly authorized representatives of both parties.

     13.6 Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties and supersede all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

     13.7 Role of Hitachi America, Ltd. Procurement & Technical Service Division of Hitachi America, Ltd. ("HAL") shall act as a disbursement agent of HITACHI in accordance with the terms and conditions of this Agreement. EarthWatch shall issue its invoices to HAL, and HAL shall make payments to EarthWatch in accordance with this Agreement. Notices to HAL shall be delivered or addressed to:

     Hitachi America, Ltd.

     Procurement and Technical Services Division
     2000 Sierra Point Parkway
     Brisbane, CA 94005-1835
     Tel: 415-244-7400
     Fax: 415-244-7935
     Attn: Procurement Manager

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized representatives as of the date first above written.

EARTHWATCH INCORPORATED              HITACHI, LTD.

BY:       /s/ Douglas Gerull         BY:       /s/ Kazuhiko Wakino
NAME:     Douglas Gerull             NAME:     Kazuhiko Wakino
TITLE:    President                  TITLE:    General Manager
DATE:     June 4, 1995               DATE:     May 30, 1995

                                   EXHIBIT A
                              Product Definitions

1.     Product Definitions

The following list identifies the EarthWatch products covered by this Agreement between HITACHI and EarthWatch. This list of products licensed to HITACHI for distribution applies to such products as derived from both the EarthWatch EarlyBird (3m/15m) satellite series and the EarthWatch QuickBird (1m/4m) satellite series.

1.1    Basic Imagery Products

     Image acquisition contracts and individual image orders for customers, including possibility for priority scheduling for Digital GlobeTM ("DG") products as follows:

1.1.1 DG Level 0 - RAW data which consists of unprocessed, unintegrated frames accompanied by associated metadata concerning time and location of exposure, and relevant sensor and satellite system data for Level I and higher level corrections. (For example, an EarlyBird "frame" is a single 1k x 1k pixel area as exposed by an individual CCD array on the 3-meter/ 15-meter sensors.)

1.1.2 DG Level 1 - SYSTEM CORRECTED scenes consisting of frames of data which have been passed through the EarthWatch quality control and product assessment production line, received appropriate corrections for system characteristics and errors. The SYSTEM CORRECTED scenes will also be comprised of aggregated ("joined") frames (where possible) to appropriate sizes for customer delivery (nominally 6km x 6km ground distance for 3-meter panchromatic imagery)

1.2    Geometric Value Added Products

1.2.1 DG Level 2 - PRECISION CORRECTED areas of pixel data that have been resampled to the discrete pixel definitions of the Digital GlobeTM reference system using x,y control points only.

1.2.2 DG Level 3 - TERRAIN CORRECTED areas of pixel data that have been resampled to the discrete pixel definitions of the Digital GlobeTM reference system using x,y control points and digital terrain elevation data to correct image displacement errors due to terrain relief.

1.2.3 DG Level 4 - DIGITAL ELEVATION VALUES as available for discrete pixel locations on the Digital GlobeTM.

1.3    Thematic Value Added

1.3.1 DG Levels 5 through N - EarthWatch will make new value-added products available to HITACHI as they are available.

1.4    Data Infrastructure Products

1.4.1 Remote Archives are EarthWatch developed facilities for storage and retrieval of EarthWatch data products, consisting of computer server hardware and software.

1.4.2 Remote Gateways are EarthWatch developed facility to manage customer and/or Dealer access to local or global archive data sets on the EarthWatch electronic product distribution network.

1.4.3 Subscription Kits are an EarthWatch supplied software and data set to allow customers to access the EarthWatch product Archives via the Gateways for purposes of ordering and receiving product. EarthWatch customers will be required to first become subscribers to the EarthWatch Subscription Kit for a nominal fee. The product consists of a software and data. The purpose of the package is to pre-qualify EarthWatch customers and enable efficient order placement.

       Primary functions of the Subscription Kit are to allow customers to

       a)  identify areas of interest on a digital map display

       b)  identify existing imagery and products available in an interest area

       c)  identify next earliest opportunities for new imagery

       d)  place orders via manual fax, or on-line ordering methods

1.4.4 Virtual Ground Station Link ("VGSL") shall mean the EarthWatch or Dealer or Customer supplied physical link (e.g. VSAT or other) which enables communication between a Customer or Dealer Archive and the EarthWatch Master Archive located at EarthWatch Headquarters in Colorado.

1.5    EarthWatch Services

1.5.1 Catalog Subscription Service. The Catalog Subscription Service automatically updates the image and product catalog at Customer sites equipped with a Remote Archive. Catalog subscription allows Customers to be immediately aware of EarthWatch imagery being acquired worldwide as soon as it is downloaded.

1.5.2 Image Subscription Service. The Image Subscription Service provides for immediate transmission of (new, archived, unprocessed, or processed) imagery to special Customer accounts equipped with a Remote Archive and priority scheduling of such Customer requests. These Customers can use their updated catalog to request imagery of interest as soon as it is made available by EarthWatch. Subscriptions may be specified by geographic location, time, or imagery type. The fee for the Image Subscription Service is specific to each Customer depending on type of communications link, response time required, and volume of imagery orders.


1.6    General

1.6.1 EarthWatch will maintain a staff for system integration and maintenance work related to data infrastructure products and provide maintenance contracts.

1.6.2 Terms, including price and profit margins or any EarthWatch valued-added products produced by HITACHI will be determined individually and attached to the Agreement as necessary.

1.6.3  New Products by HITACHI

a. EarthWatch and HITACHI agree that HITACHI can market and distribute new products produced by HITACHI utilizing EarthWatch's products as components.

b. EarthWatch and HITACHI agree that if newly developed HITACHI products include EarthWatch's Products in its explicitly recognizable form, in whole or in part, the final delivery package to customers, these new HITACHI products will be addressed by this Agreement and royalty(s) shall be agreed upon by both parties prior to the first shipment.

       For example,

       If HITACHI sells a line map or database it has made from EarthWatch imagery, EarthWatch will have no rights to royalties from the sale of the product other than to the standard charges for the original imagery used.

       However, If HITACHI modifies or enhances EarthWatch's original image to meet customer's requirements, HITACHI can pay its license fee for the original image without any additional agreement.

1.6.4 EarthWatch will supply HITACHI and HITACHI dealers with EarthWatch Data Infrastructure Products for internal use at actual cost (i.e. no profit margin) of such products.

1.6.5 Subject to the terms and conditions of this Agreement, EarthWatch hereby grants HITACHI a sublicenseable, license to the EarthWatch developed "standard math model" that allows users to work with EarthWatch imagery in their own software systems ("Math Model"). The Math Model shall only be sublicensed by HITACHI to Customers and software suppliers who have executed product copyright protection terms and site licensing terms. The Math Model shall include the necessary algorithms to read EarthWatch imagery and apply system corrections to the data to make it suitable for measurement and general use. EarthWatch agrees to disclose the source code of the Math Model and the related documents to HITACHI. EarthWatch and HITACHI agree that if HITACHI improves upon the EarthWatch standard math model or develops other means to use

       EarthWatch data within its own hardware and software products, HITACHI is under no obligation to provide such improvements or new developments to other hardware/software developers or users of EarthWatch data. EarthWatch and HITACHI agree that EarthWatch will retain the right to upgrade and improve the standard math model as required.


2      Product Pricing

2.1 EarthWatch agrees to provide products and services to HITACHI at a transfer price discounted 40% off the suggested price list.

2.2 Notwithstanding the foregoing EarthWatch agrees to provide products and services to HITACHI at a transfer price discounted 76% off the suggested price list until the accumulated royalty amount reaches four hundred thousand US dollars (US$400,000.00). This provision shall apply only during the first year after the first successful EarthWatch launch.

2.3 EarthWatch and HITACHI agree to complete the determination of final Suggested Price List for EarthWatch products and services by September 30, 1995.

2.4

      a. In the case of on-demand new image request, EarthWatch shall deliver DG Level 0 Products to HITACHI electronically within 12 hours from the first occasion when the satellite can successfully image the newly requested are in its field of view. If this condition is not met the charge for the imagery shall be reduced to the charge for achieved imagery.

      b. In the case of archived image request and there exists the requested image(s) in the existing archives to deliver the requested products to HITACHI electronically or by airfreight within two (2) days after the acceptance of the order. If the above condition is not met the charge for the imagery shall be reduced by 10% for every day after due date, up to a maximum of 70% reduction.

      c. EarthWatch guarantees HITACHI to assign its highest priority to use satellites in Territories including Korean Peninsula, upon receipt of a firm order from HITACHI. Once a firm order is received, EarthWatch will not change an imagery order requested by HITACHI due to a priority conflict.

      d. HITACHI can refuse to accept images in the following cases and EarthWatch shall make the best commercially available efforts to recover them:

          (a) more than 10% of image area is covered by cloud

          (b) incorrect image is delivered due to a malfunction of the Data Infrastructure Products

          (c) more than 10% of image area is different from the requested data

          (d) relative pixel position distortion is more than 1 pixel for any part of imagery for DG Level 1 products

          (e) relative pixel position error is within I pixel distance for DG Level 2,3 and 4 products.

2.5 If EarthWatch cannot provide products to HITACHI due to U.S. national security restrictions, and if such restriction is on a scene-by-scene basis, EarthWatch agrees to inform HITACHI that the requested imagery cannot be provided due to such restriction(s).

2.5 EarthWatch and HITACHI agree to establish the Suggested Price List for all products, once per year. This Price List will be determined by mutual agreement.

2.6 HITACHI can individually establish actual final product price for each market segment or project.

2.7 Notwithstanding the foregoing, EarthWatch agrees to allow HITACHI reasonable temporary access to existing imagery for product research and development purposes.

                              EXHIBIT B

                          Distribution Territories


1    Exclusive Product Sales and Distribution

1.1 EarthWatch will grant HITACHI an exclusive license to sell and distribute the Products within the following countries ("Exclusive Territory"):



     Japan                                     Philippines
     Afghanistan                               Singapore
     Bangladesh                                Sri Lanka
     Bhutan                                    Thailand
     Brunei Darussalam                         Hong Kong
     Cambodia                                  Taiwan
     China                                     Kiribati
     India                                     Marshall Islands
     Indonesia                                 Micronesia
     Laos                                      Nauru
     Malaysia                                  Viet Nam
     Maldives                                  Kazakhstan
     Mongolia                                  Kyrgyz
     Burma                                     Tadzhikistan
     Nepal                                     Turkmenistan
     Pakistan                                  Uzbekistan


2    Non-Exclusive Product Sales and Distribution

2.1 EarthWatch will grant HITACHI a non-exclusive license to sell and distribute the Products within the following countries ("Non-exclusive Territory"):


     Russian Federation


2.2 EarthWatch agrees that, in addition to HITACHI, it shall only grant further Russian Federation territories to Russian and/or U.S. based companies.

3   General

3.1 In the event that a Japanese government agency requests that HITACHI make Products available to foreign government accounts as part of an official foreign-aid package, HITACHI shall have the right to sell to those accounts directly or through the Japanese government agency, subject to applicable laws and the terms of this Agreement. If the aid package including Products is targeted to an account that has been exclusively assigned to a Dealer other than HITACHI, EarthWatch agrees to use reasonable commercial efforts to facilitate discussions between HITACHI and the other dealer.

                                   EXHIBIT C
                                Licensing Terms

1    Dealer License Terms

1.1 The Dealer License Fee shall be waived so long as HITACHI is an equity owner of at least one (1) million EarthWatch shares of stock.

     If HITACHI cannot continue to have at least one (1) million EarthWatch shares of stock due to some restrictions on foreign investment that may apply to the ownership of such shares by HITACHI under the laws of the United States, for purpose of dealing with issues concerning product distribution, HITACHI is deemed to have at least one (1) million EarthWatch shares of stock.

1.2 EarthWatch agrees to give HITACHI the right-of-first refusal to act as a Dealer of new EarthWatch products and services in Territories, under similar conditions as this Agreement.

1.3 HITACHI agrees to give EarthWatch the right-of-first-refusal to be the supplier of any new satellite imaging products and services required by HITACHI to meet the demands of customers in Territories.

2    Product Licensing

2.1 EarthWatch agrees to provide product copyright protection terms and site licensing terms for each product to HITACHI by September 30, 1995.

2.2 Copyright and site-license terms are expected to be similar to those used for computer software and a separate licensing agreement will be developed for each product.

2.3 Both parties agree that the names of customers for EarthWatch products and services will be kept confidential and not released to any third-party under any circumstances without prior written approval from both parties. HITACHI agrees to provide end-user customer names to EarthWatch with each order as long as EarthWatch request for them is based on US Government regulation or as agreed between EarthWatch and HITACHI as necessary for commercial purposes such as marketing and planning.

                                   EXHIBIT D

                            Product Sales Estimates


1   HITACHI Sales Revenues

1.1 HITACHI agrees to provide without any obligation EarthWatch with end-user sales revenue estimates for each calendar year following launch. These estimates will be delivered together with the HITACHI market study and sales plan due to be completed no later than September 30, 1995.

1.2 HITACHI agrees to provide EarthWatch with revised sales estimates at the beginning of each calendar year. HITACHI shall have no obligation to meet such sales revenue estimates.

                                   EXHIBIT E
                   Sales and Distribution Operations Concept

1    Sales

1.1 HITACHI will provide and maintain a direct sales and marketing organization and Dealer network (as necessary) who will sell and distribute the Products.

1.2 Dealers will be qualified by HITACHI and required to operate by the terms and conditions of the HITACHI Dealer license agreement attached hereto as Exhibit G.

1.3 HITACHI will maintain a complete and current list of all Dealers and their completed license contracts. HITACHI shall make an updated Dealer list and the actual contractual agreements between HITACHI and the Dealers available to EarthWatch on a regular basis.

1.4 HITACHI will cooperate fully with EarthWatch in ensuring that all aspects of EarthWatch's operating license are observed and not compromised in any way by HITACHI Dealers.

1.5 HITACHI agrees to maintain a regular training program for sales personnel and Dealers relating to the sale of Products. The extent of such programs will be according to need and the marketing plan.

1.6 EarthWatch agrees to provide HITACHI with priority access to EarthWatch imaging services. Specifically, at the beginning of each Quarter, HITACHI will order imaging requirements for the Quarter and EarthWatch will confirm the order with HITACHI before accepting any conflicting imagery orders.


2    Marketing

2.1 HITACHI agrees to complete a study of the Territory for the Products. HITACHI will provide a complete summary of the market survey results to EarthWatch.

2.2 The market study shall include development of a specific list of marketing materials. EarthWatch and HITACHI will then allocate preparation and supply responsibilities as appropriate.

2.3 HITACHI agrees to engage in advertising, market promotions, seminars and workshops within its markets featuring EarthWatch.

2.4 EarthWatch and HITACHI agree to use best efforts to promote and maintain recognition of, and protect each other's trademarks.

3    Order Processing and Delivery

3.1 EarthWatch agrees to provide Products directly to HITACHI. HITACHI will then deliver the Products to customers within the Territory via the Gateway.

3.2 HITACHI agrees to process orders from Customers and Dealers and make payment to EarthWatch.

4    EarthWatch Technical Services, Data Infrastructure Products

4.1 EarthWatch agrees to disclose the source code and its related documents of the Data Infrastructure Product(s) software and the Subscription Kit software to HITACHI and agrees that HITACHI can localize and modify the software to incorporate them into systems developed by HITACHI. If such embedded products are resold by HITACHI, normal resale fees will be payable to EarthWatch.

4.2 Source code disclosure is limited to that code developed by or owned by EarthWatch and does not extend to software tools owned by others (e.g. compilers, query languages, databases, etc.) that may be used by EarthWatch as a foundation for the Data Infrastructure Products and/or Subscription Kit.

4.3 Any HITACHI software sold that is specifically derived from or including EarthWatch software shall be considered the same as a sale of the relevant EarthWatch product and the applicable royalty shall be payable to EarthWatch.

4.4 If HITACHI (or its Dealers) have installed Data Infrastructure Products to receive and store EarthWatch images, EarthWatch will further assist HITACHI (under separate contract) to develop a local distribution network from their Data Infrastructure site to customers.

     This assistance will include the provision of the Subscription Kit software and modifications required to support the local customer situation. Modifications can include, but are not limited to, localization of language, incorporation of local communications network protocols, etc.

5    Documentation

5.1 HITACHI and EarthWatch will develop detailed flow charts showing the nominal distribution networks for sales, order processing, and physical product delivery. These flowcharts are to be completed together with the HITACHI market study by September 30, 1995.

                                   EXHIBIT F

                         Satellite Operations Concept


1   EarthWatch EarlyBird Sensor Characteristics

1.1  HI-RES Panchromatic Sensor

  Frame size:   36 Sq. km.

  Pixel size:   3 meters
  Camera:       4 megapixel, staring focal plane arrays
  Data size:    4 M4bytes (uncompressed)
  Wavelengths:  Grayscale (8 bits), sampling 450 to 800 mm

1.2  MULTI-COLOR Sensor

  Scene size:    900 Sq. km.

  Pixel size:     15 meters
  Camera:         4 megapixel (x3), staring focal plane arrays
  Data size:      12 Mbytes (uncompressed)
  Wavelengths:    Green 500 to 590 mm
  Red             610 to 680 mm
  Near IR         790 to 890 m

1.3 Sensors have a 30 degree fore-and-aft, and side-to-side pointing capability.


2    EarthWatch QuickBird Sensor Characteristics

  Panchromatic pixel size:  1 meter
  Multicolor pixel size:   4 meters

Other characteristics are under development, to be attached to this agreement as soon as final designs are complete.

3    Image Data Collection Mode

All EarthWatch satellites are equipped with on-board solid state recorders to allow "store-and-dump" operations. As each satellite passes near a groundstation it downlinks stored images and receives new imaging instructions for the next orbit.

                                   EXHIBIT G

                       Estimated Schedule and Reporting


1.     Schedule Milestones

1.1    By EarthWatch Incorporated:
1.1.1  Distribution Agreement completed
1.1.2  Delivery of Satellite payload to bus builder CTA            Q'4, 1995
1.1.3  Launch of first EarthWatch satellite                    Q'1-Q'2, 1996

1.2    By HITACHI:
1.2.1  Expanded Distribution Agreement completed                  April 1995
1.2.2  Start of advance sales to key accounts                     April 1995
1.2.3  Completion of market study                             September 1995
1.2.4  Completion of marketing and sales plan                 September 1995
1.2.5  Completion of physical product distribution plan        November 1995
1.2.6  HITACHI Archive and Gateway go on-line                     March 1996

1.3    Status Reports


       EarthWatch and HITACHI agree to provide each other with a project status update at the end of each operating quarter. The standardized report will address the following topics.

1.3.1  General project status

1.3.2  Any changes to the "Land Remote Sensing Policy Act of 1992"

1.3.3  Status of relevant EarthWatch licenses and approvals

1.3.4  Status of competitive systems known to EarthWatch

                                   EXHIBIT H

                          Dealer License Agreement(s)


1    Dealer License Agreement(s)

1.1 EarthWatch and HITACHI agree that EarthWatch will have final approval over the form and content of any HITACHI sub-licensing agreements if HITACHI uses Dealers to distribute EarthWatch products and services. Such approval will not be unreasonably withheld by EarthWatch.

1.2 EarthWatch and HITACHI agree to attach any standard Dealer sub-licensing agreement for the sale of EarthWatch products and services to the final Agreement.

     (Regarding Dealer License Agreement, some expression shall be added so that EarthWatch cannot intentionally interfere HITACHI's business using EarthWatch's right of approval.)

                                  AMENDMENT A

                                      to

               EARTHWATCH-HITACHI IMAGERY DISTRIBUTION AGREEMENT


                            EarthWatch Incorporated

                  1900 Pike Road Longmont, Colorado USA 80501


                                 Hitachi, Ltd.

            6 Kanda-Surugadai, 4-chome, Chiyoda-ku Tokyo, 101 Japan

Hitachi, Ltd. ("HITACHI"), a Japanese corporation, with its principal place of business at 6 Kanda-Surugadai, 4-chome, Chiyoda-ku Tokyo, 101 Japan and EarthWatch Incorporated ("EarthWatch"), a Colorado corporation, with its principal place of business at 1900 Pike Road, Longmont, Colorado 80501 have entered into EARTHWATCH-HITACHI IMAGERY DISTRIBUTION AGREEMENT (hereinafter referred to as "AGREEMENT") as of June 4, 1995. Both parties further agree to execute this Amendment A (hereinafter referred to as "AMENDMENT") to AGREEMENT as follows:

1.   SCOPE
1.1  General
This Amendment is intended to grant an additional right to EarthWatch to cover the special products / services specified in Section 3 "Scope of Special Products / Services" in this AMENDMENT (hereinafter referred to as "SPECIAL PRODUCTS / SERVICES") for the specific countries (hereinafter referred to as "COUNTRIES"). Such COUNTRIES are further defined in Section 2.1 and EXHIBIT B hereunder, which is subject to change by mutual agreement in writing by both parties.

This amendment is also intended to grant additional rights to HITACHI to cover "SPECIAL PRODUCTS / SERVICES" for the Distribution Territories specified in EXHIBIT B of the AGREEMENT, excluding the COUNTRIES in this AMENDMENT.

The objective of this AMENDMENT is to;
(1) Maximize the total revenue from COUNTRIES for both parties.
(2) Satisfy the requirements of Asian national security interests.
(3) Maintain contractual consistency with the AGREEMENT.

1.2  The relationship with AGREEMENT
This AMENDMENT defines the rights and relationship between HITACHI and EarthWatch relative to sublicensing of SPECIAL PRODUCTS / SERVICES and/or MAS Products to COUNTRIES. If there is any discrepancy or conflict between the AGREEMENT and this AMENDMENT, this AMENDMENT shall govern. Notwithstanding the above, unless otherwise expressly specified in this AMENDMENT, the terms and conditions of AGREEMENT shall survive.

2.   DEFINITIONS

For the purpose of this AMENDMENT, the following are the defined terms in addition to the terms in the AGREEMENT.

2.1  COUNTRIES
COUNTRIES in a plural expression and COUNTRY in a single expression shall be defined in EXHIBIT B of this AMENDMENT, and which shall be within the "Distribution Territories" stated in Exhibit B of the AGREEMENT.

2.2  National Security Organizations
"National Security Organizations" shall mean any and all army, navy, air forces, coast guard, security police, intelligence services, foreign / international affairs, and strategic missile forces in the COUNTRIES, and further defined in EXHIBIT B, National Security Organizations can include any organization and/or entity which acts on behalf of the above mentioned National Security Organizations. National Security Organizations shall not include the Japan Defense Agency and any organization in the Japanese central government, and Japanese local governments.

2.3  Satellite
"Satellite" shall mean EarlyBird and/or QuickBird launched by EarthWatch.

2.4  Direct Reception
"Direct Reception" shall mean satellite imagery transmission directly from Satellite to a ground station without any intervention of EarthWatch or its distributors' distribution network. The Satellite imagery shall be limited to the imagery which can be taken from Satellite in the line of sight from the given ground station.

2.5  Footprint

"Footprint" shall be defined corresponding to each ground station for direct satellite data reception. Footprint is all of the surface area of which photographs can be taken from the Satellite which is in the line of direct communication from the given ground station.

2.6  Direct Tasking

"Direct Tasking" shall mean one of or both of the following Satellite tasking methods;

(a) A Direct Reception Station gives tasking order for Direct Reception directly to Satellite when Satellite is over the Footprint area.

(b) A Direct Reception Station gives tasking order for Direct Reception to Satellite through some network, through other ground station(s) and EarthWatch ground station.

2.7  Master Archive System (MAS) Products

Master Archive System (MAS) Products shall mean the archive of the imagery taken by the Satellite and stored at EarthWatch, Longmont, and which is more specifically stated in Exhibit A (1. Product Definitions) of the AGREEMENT, excluding Data Infrastructure Products stated in 1.4 of the Exhibit A of the AGREEMENT.

2.8  Seconds-on-Orbit (Available Orbit Time)

Seconds-on-Orbit (Available Orbit Time) shall be the imaging right provided to the customer. This imagery right shall be based on the satellite occupied time duration by the direct Reception Station when the satellite is within the line of direct communication from the Direct Reception Station or less than the area of the footprint. This imaging right implies that imagery will be directly received by customers at Direct Reception Ground Stations. Seconds-on-Orbit (Available Orbit Time) can be defined for each orbit or accumulated time for a certain time interval.

2.9  Direct Reception Station

Two types of Direct Reception Stations for Direct Reception can be fixed Direct Reception Station and/or mobile Direct Reception Station. The footprint of the mobile direct reception stations shall be calculated based on the location of the direct reception station within the national territory and the geographic area of the footprint to be defined on a case-by-case basis. The licensed type of Direct Reception Station for each COUNTRY is specified in EXHIBIT B.

a.   Fixed Direct Reception Station

b. Mobile Direct Reception Station (Mobile station can move within the national territory of each COUNTRY)

3.   SCOPE OF SPECIAL PRODUCTS/SERVICES

3.1  Direct Tasking, Direct Reception

This is to grant Direct Reception Station(s) and/or customer(s) the ability to directly task the EarthWatch Satellite(s) and/or to receive Satellite imagery data directly from such Satellite(s).

The duration of Direct Reception is specified by the licensed orbit time over the Footprint or less than the area of the footprint specified in 2.8 in percent of the Available Orbit Time. The licensed orbit time shall be defined for each Direct Reception Station as specified in EXHIBIT A.

3.2  Seconds-on-Orbit (Available Orbit Time)

Seconds-on-Orbit (Available Orbit Time) shall be the imaging right provided to the customer. This imagery right shall be based on the satellite occupied time duration by the direct Reception Station when the satellite is within the line of direct communication from the Direct Reception Station or less than the area of the footprint. This imaging right implies that imagery will be directly received by customers at Direct Reception Ground Stations. Seconds-on-Orbit (Available Orbit Time) can be defined for each orbit or accumulated time for a certain time interval.

3.   Secret Tasking

Secret Tasking is an optional service to hide the Direct Tasking order from anybody excluding EarthWatch and the Direct Reception Station. Any imagery taken by this Secret Tasking is not archived in the Master Archive at least for one year after the photographing. The availability of Secret Tasking is defined for each National Security Organization in EXHIBIT B and in specific teaming agreement if necessary.

4.   Mitigation of resource conflict

This section defines the procedure to mitigate conflict between AGREEMENT and
Section 3.1 "Direct Tasking and Direct Reception to/from Satellites" or
Section 3.3 "Secret Tasking C" of this AMENDMENT.

4.1  Collision of the on-board memory usage:

As there are upper limits of on-board imagery memory for the Satellite, the directly tasked and received images shall not be stored in the on-board memory.

4.2  Collision of imagery sensor usage:

Within the imaging area of a Direct Reception Station, a collision happens between HITACHI's priority tasking right and the a Direct Reception. The licensed orbit time shall be specified for the COUNTRY, National Security Organization(s), and/or customer(s) as specified in EXHIBIT B.

5.   LICENSE GRANT

(a) Subject to all the terms and conditions of this AMENDMENT, HITACHI hereby acknowledges and grants EarthWatch the right to sublicense/offer SPECIAL PRODUCTS/SERVICES and/or MAS Products for COUNTRIES as defined from Section 5.1 to Section 5.6 and in accordance with EXHIBIT A and B.


(b) Subject to all terms and conditions of this AMENDMENT, EarthWatch hereby acknowledges and grants HITACHI the right to sublicense/offer SPECIAL PRODUCTS/SERVICES for Distribution Territories specified in EXHIBIT B of AGREEMENT excluding

COUNTRIES in this AMENDMENT, based an subsequent agreed upon specific teaming agreements to be negotiated between HITACHI and EarthWatch Incorporated.


5.1  Direct Reception

(a) HITACHI grants EarthWatch the right to sublicense/offer Direct Reception and/or Seconds-on-Orbit as defined by the licensed Available Orbit Time indicated in EXHIBIT A. The above mentioned sublicense can include Direct Tasking and/or Secret Tasking if defined in EXHIBIT A. The licensed Seconds-on-Orbit shall be defined out of the Available Orbit Time and shall be defined weekly, monthly, and yearly in the maximum percent.

(b) In accordance with EXHIBIT B, if any conflict of Satellite resources requests happen between Direct Reception Station(s) in Japan under HITACHI's and/or EarthWatch's control or under the control of HITACHI's sublicensee and Direct Reception Station(s) outside of Japan, EarthWatch shall grant higher priority of Satellite usage to HITACHI.

5.2 HITACHI hereby grants EarthWatch the right to sublicense/distribute its MAS products as defined in EXHIBIT B. EarthWatch shall limit and be responsible for limiting the scope of the distribution of the above mentioned MAS Products in accordance with EXHIBIT B.

5.3

(a) EarthWatch shall limit and be responsible for limiting the scope of distribution of Satellite imagery received by Direct Reception Station in accordance with EXHIBIT B.

(b) EarthWatch can grant the National Security Organization non-exclusive distribution rights of Satellite imagery received by Direct Reception Station outside of the National Security Organization, however limited in the Country where the Direct Reception Station exists, if such a distribution right is defined in EXHIBIT B.

(c) EarthWatch shall be responsible for including in sublicensing agreement HITACHI's nonexclusive distribution right (when applicable in accordance with EXHIBIT B).

5.4  Direct Reception by Japanese National Security Organization(s):

EarthWatch grants HITACHI the right to sublicense Direct Reception to Japanese National Security Organization(s).

5.5 Notwithstanding above, any project funded by international or foreign organizations shall be excluded from the scope of this license grant in 5(a).

6.   PRICE AND PAYMENT

In consideration of the right granted hereunder, EarthWatch shall pay to HITACHI a sublicensing fee and distribution commission in accordance with Section 6.2 "Initial sublicensing fee" and Section 6.3 "Commission for SPECIAL PRODUCTS/SERVICES" hereunder.

6.1  Price schedule
Price schedule(s), where applicable, shall be specified in EXHIBIT A.

6.2 Initial sublicensing fee Should EarthWatch acquire any initial license fee from National Security Organization for the SPECIAL PRODUCTS/SERVICES listed in EXHIBIT B, EarthWatch shall pay to HITACHI 50% of such fee. The royalty shall be paid to HITACHI following payment to EarthWatch by the customer(s) of such fee.

6.3  Commission for SPECIAL PRODUCTS/SERVICES listed in EXHIBIT B

(a) Furthermore, EarthWatch shall pay to HITACHI a 15% royalty on total revenue from SPECIAL PRODUCTS/SERVICES sold as a commission in accordance with Exhibit
B. The royalty shall be paid to HITACHI following payment to EarthWatch by the customer(s) for SPECIAL PRODUCTS/SERVICES sold.
(b) Furthermore, EarthWatch shall pay to HITACHI a 10% royalty on total revenue from MAS products sold as a commission in accordance with Exhibit B. The royalty shall be paid to HITACHI following payment to EarthWatch by the customer(s) for MAS products sold.

6.4  Payment terms

EarthWatch shall pay to Hitachi such Initial sublicense fee and commission in accordance with Section 6.2 and 6.3 respectively within 60 days following the end of each quarterly calendar year. EarthWatch shall provide to Hitachi a royalty report in a format acceptable to HITACHI. The payment terms shall be identical to AGREEMENT unless specifically defined.

7.   OBLIGATION OF THE PARTIES

When Satellite tasking is so congested that the scheme stated in "4. Mitigation of resource conflict" in this AMENDMENT is frequently difficult to realize, EarthWatch shall make a best effort to launch additional Satellite(s) to mitigate the congestion.

This AMENDMENT shall in no event allow EarthWatch to sell or distribute the information received from Satellite including any modified form, to any organization or any person, which is not listed in EXHIBIT B. EarthWatch shall be fully responsible to limit the application of Satellite imagery taken by SPECIAL PRODUCTS/SERVICES in accordance with EXHIBIT B.

8.   WARRANTY AND INDEMNIFICATION

8.1. Warranty HITACHI has no responsibility in any contents, any quality of SPECIAL PRODUCTS/SERVICES, and EarthWatch shall be fully responsible for the contents and quality of SPECIAL PRODUCTS/SERVICES to the customers in COUNTRIES,

8.2  Indemnity

EarthWatch shall hold HITACHI and its customers, officers, directors, agents and employees harmless from liability resulting from (I) third party claims against HITACHI where the claim is a result of an unlawful action by EarthWatch or its employees; or (ii) a breach by EarthWatch of any representation or warranty made by it hereunder, or (iii) infringement by SPECIAL PRODUCT/SERVICES and/or MAS Products of any patent issued as of the date of delivery if the first copy of the applicable Product or any copyright, provided EarthWatch is promptly notified of any and all threats, claims and proceedings related thereto and given reasonable assistance and the opportunity to assume sole control over the defense and all negotiations for a settlement or compromise; EarthWatch agrees, at its own expenses, to defend any suit at law or equity against HITACHI based on a claim that HITACHI's sublicensing SPECIAL PRODUCTS/SERVICES to EarthWatch infringes any right of a third party. EarthWatch agrees to pay any damages and costs finally awarded against 1-UTACHI or costs of any settlement in any suit defended by EarthWatch pursuant to this Section.

8.3  Others

HITACHI shall hold EarthWatch and its officers, directors, agents and employees harmless from liability resulting from (I) third party claims against EarthWatch where the claim is a result of an unlawful action by HITACHI or its employees;
(ii) a breach by HITACHI of any representation, warranty or covenant made by it hereunder.

9.   TERM AND TERMINATION

9.1  Term

This AMENDMENT shall be entered into in accordance with Section 10 hereunder, and shall be effective until AGREEMENT is terminated and/or expired.

9.2  Termination

This AMENDMENT may be terminated at any time by mutual agreement in writing by both parties. HITACHI shall be free from any responsibility caused by the termination of this AMENDMENT. In addition, EarthWatch is fully responsible for the contract between EarthWatch and customers in COUNTRIES, and HITACHI shall be free from any responsibility and/or liability to such contract.

10.  Exhibit

All exhibits, attachments and schedules referred to in this AMENDMENT are attached hereto and incorporated herein by this reference.

11.  Effectiveness

This AMENDMENT shall be executed on the dates and by the persons whose names and signatures appear below and shall be effective on the last date signed;

Signed:

EarthWatch Incorporated                        Hitachi, Ltd.

Name:  /s/ Dr. Richard Herring                 Name:  /s/ Takatoshi Kodaira
Name:  Dr. Richard Herring                     Name:  Takatoshi Kodaira
Title: CEO                                     Title: General Manager of
                                                      New Business
                                                      Development
Date June 4, 1997                              Date:  June 23, 1997

                                   Exhibit A

                              Product Definition

Additional Product Definition


SPECIAL PRODUCTS/SERVICES

1)   Direct Tasking, Direct Reception

This is to grant Direct Reception Station(s) and/or customer(s) the ability to directly task the EarthWatch Satellite(s) and to receive Satellite imagery data directly from such Satellite(s). The duration of Direct Reception is specified by the licensed orbit time over the Footprint in percent of the Available Orbit Time. The licensed orbit time shall be defined for each Direct Reception Station.

2)   Seconds-on-Orbit (Available Orbit Time)

Seconds-on-Orbit (Available Orbit Time) shall be the imaging right provided to the customer. This imagery right shall be based on the satellite occupied time duration by the direct Reception Station when the satellite is within the line of direct communication from the Direct Reception Station or less than the area of the footprint. This imaging right implies that imagery will be directly received by customers at Direct Reception Ground Stations. Seconds-on-Orbit (Available Orbit Time) can be defined for each orbit or accumulated time for a certain time interval.

3)   Secret Tasking

Secret Tasking is an optional service to hide the Direct Tasking order from anybody excluding EarthWatch and the Direct Reception Station. Any imagery taken by this Secret Tasking is not archived in the Master Archive at least for one year after the photographing. The availability of Secret Tasking is defined for each National Security Organization.

                                   EXHIBIT B

                           Distribution Territories


COUNTRY AND LICENSE GRANTS

HITACHI grants EarthWatch exclusive and / or non-exclusive sublicense right to supply/offer the following SPECIAL PRODUCTS / SERVICES and or MAS PRODUCTS for the customers in the COUNTRIES, as stipulated and listed below:

1.     COUNTRY: Thailand

2.     SUB-LICENSED SPECIAL PRODUCTS / SERVICES, MAS PRODUCTS AND EXCLUSIVITY
RIGHTS:

2.1    Special Products / Services

       (a)Direct Reception rights
       (b)Direct Tasking
       (c)Secret Tasking
       (d)Seconds-on-Orbit (Total Available Orbit Time)
          a. Weekly-- TBD
          b. Monthly-- TBD
          c. Yearly-- TBD


2.1.1  EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to National Security
Organization(s) in the COUNTRY.

2.1.2 EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to all other organizations and customers in the COUNTRY.

2.2    MAS Products

2.2.1  EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to National Security
Organization(s) in the COUNTRY.

2.2.2 EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to all other organizations and customers in the COUNTRY.

1.     COUNTRY: Taiwan

2.     SUB-LICENSED SPECIAL PRODUCTS SERVICES, MAS PRODUCTS AND EXCLUSIVITY
RIGHTS:

2.1    Special Products / Services
       (a)  Direct Reception rights
       (b)  Direct Tasking
       (c)  Secret Tasking
       (d)  Seconds-on-Orbit (Total Available Orbit Time)
            a.  Weekly--TBD
            b.  Monthly--TBD
            c.  Yearly--TBD

2.1.1  EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to National Security
Organization(s) in the COUNTRY.

2.1.2 EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to all other organizations and customers in the COUNTRY.

2.2    MAS Products

2.2.1  EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to National Security
Organization(s) in the COUNTRY.

2.2.2 EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to all other organizations and customers in the COUNTRY.

1.     COUNTRY: Malaysia

2.     SUB-LICENSED SPECIAL PRODUCTS / SERVICES, MAS PRODUCTS AND EXCLUSIVITY
RIGHTS:

2.1    Special Products / Services
       (a)  Direct Reception rights
       (b)  Direct Tasking
       (c)  Secret Tasking
       (d)  Seconds-on-Orbit (Total Available Orbit Time)
            a.  Weekly--TBD
            b.  Monthly--TBD
            c.  Yearly--TBD

2.1.1 EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to National Security organizations in the COUNTRY.

2.1.2 NON-EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to all other organizations and customers in the COUNTRY.

2.2    MAS Products

2.2.1  EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to National Security
Organization(s) in the COUNTRY.

2.2.2 NON-EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to all other organizations and customers in the COUNTRY.

1.     COUNTRY: Singapore

2.     SUB-LICENSED SPECIAL PRODUCTS / SERVICES, MAS PRODUCTS AND EXCLUSIVITY
RIGHTS:

2.1    Special Products / Services
       (a)  Direct Reception rights
       (b)  Direct Tasking
       (c)  Secret Tasking
       (d)  Seconds-on-Orbit (Total Available Orbit Time)
            a.  Weekly--TBD
            b.  Monthly--TBD
            c.  Yearly--TBD

2.1.1  EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to National Security
Organization(s) in the COUNTRY.

2.1.2 NON-EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to all other organizations and customers in the COUNTRY.

2.2    MAS Products

2.2.1  EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to National Security
Organization(s) in the COUNTRY.

2.2.2 NON-EXCLUSIVE DISTRIBUTION RIGHTS GRANTED to all other organizations and customers in the COUNTRY.

                                  AMENDMENT B

                        PRICING STRUCTURE AND SCHEDULE

                                      to

               EARTHWATCH-HITACHI IMAGERY DISTRIBUTION AGREEMENT

                                by and between

                            EarthWatch Incorporated
                 1900 Pike Road, Longmont, Colorado USA 80501

                                      and

                                 Hitachi, Ltd.
            6 Kanda-Surugadai, 4-chome, Chiyoda-ku Tokyo, 101 Japan


Whereas, Hitachi, Ltd. ("HITACHI"), a Japanese corporation, with its principal place of business at 6 Kanda-Surugadai, 4-chome, Chiyoda-ku Tokyo, 101 Japan and EarthWatch Incorporated ("EarthWatch"), a Colorado corporation, with its principal place of business at 1900 Pike Road, Longmont, Colorado 80501 have entered into EARTHWATCH-HITACHI IMAGERY DISTRIBUTION AGREEMENT as of June 4,1995 ("ORIGINAL AGREEMENT"), and

Whereas, HITACHI and EarthWatch have also entered into Amendment A to the AGREEMENT as of June 4, 1997 ("AMENDMENT A"), in which HITACHI grants additional rights to EarthWatch in certain countries, therefore ORIGINAL AGREEMENT and AMENDMENT A are collectively referred to as "AGREEMENT", and

Whereas, both parties agree to define and determine the price structure and schedule for EarthWatch products supplied to HITACHI,

Now, therefore, both parties further agree to execute this Amendment B to the AGREEMENT ("AMENDMENT B") as follows:

1.    SCOPE

1.1   General

          This AMENDMENT B is intended to more completely specify the price structure and price schedule of EarthWatch Products supplied to HITACHI under the ORIGINAL AGREEMENT. This AMENDMENT B is subject to change by mutual agreement in writing by both parties.

           The objectives of this AMENDMENT are:

           1) to better define the mechanism for establishing the Product price structure and schedule;

           2) to better define the Product licensing policy as it relates to the price structure; and

           3) to better define the mechanism for establishing the price structure and schedule for a wide range of potential value added products.

1.2   Relationship with AGREEMENT

          This AMENDMENT B defines the price structure and price schedule of EarthWatch Products supplied to HITACHI under the ORIGINAL AGREEMENT. If there is any discrepancy or conflict between AGREEMENT and AMENDMENT B with regard to product definition or product pricing as described in Exhibit A of the ORIGINAL AGREEMENT, then this AMENDMENT B shall govern. Notwithstanding the above, unless otherwise expressly specified and stated in this AMENDMENT B, the terms and conditions of the AGREEMENT shall survive and govern.

2.    DEFINITIONS

      For the purpose of this AMENDMENT B, the following are the defined terms in addition to the terms in the AGREEMENT:

2.1 "Academic Discount" A special price discount of the Products for use solely at an accredited educational institute for non-profit purposes of research or teaching.

2.2 "Analog Media" Any publication or distribution of Products and derived imagery in the form of analog data. This includes, but not limited to, printed pictures, imagery broadcast on TV, and imagery recorded on analog video tape.

2.3 "Derivative Works" Works based upon Products, such as a revision, modification, translation, abridgment, condensation, expansion, or any other form in which such preexisting works may be recast, transformed, or adapted, and that, if prepared without authorization of the owner of the copyright in such preexisting work, would constitute a copyright infringement.

2.4 "End User or User" Any person or entity, including its employees, agents or contractors, who obtains the Products solely for its own internal use, within a Site.

2.5 "End User License Agreement (EULA)" A written agreement containing the terms, conditions, and obligations of both parties effective at the time of order under which EarthWatch grants a license to an End User for the limited use of a Product or Products. A copy of the current version is attached hereto as Exhibit B. The EULA will be revised by EarthWatch as necessary. HITACHI's obligations arising from the EULA will be those in effect at the time of the End User's order.

2.6 "Intellectual Property Rights" The intangible legal rights or interests evidenced by or embodied in (i) any idea, design, concept, technique, invention, discovery, or improvement, regardless of patentability, but including patents, patent applications, trade secrets, and know-how;

(ii) any work of authorship, regardless of copyrightability, but including copyrights and any moral rights recognized by law; and (iii) any other similar rights, in each case on a worldwide basis.

2.7 "License" The authorization EarthWatch gives under this AMENDMENT B and EULA's for use of the Products. Unless expressly stated otherwise, a license is for a one time use of the products.

2.8 "Products" Product(s) shall mean those EarthWatch Products stated in the AGREEMENT.

2.9 "Research Discount" A special price discount of the Products, obtained through a grant application procedure, for use solely at an accredited research institute or organization for nonprofit purposes of research or teaching.

2.10 "Site" The organization which ordered the products whether: an individual; a legally incorporated organization (excluding wholly or partially owned subsidiaries); foreign corporation; profit and not for profit unincorporated association; business trust, estate, partnership, trust, or two or more persons having a joint or common economic interest; or a federal, state or local governmental agency located within its country of incorporation or residency. Site does not include any affiliated organization whether or not controlled by the User or its organization. Use of the Products by agents or contractors is authorized within the Users country of incorporation or residency.

2.11 "Special Digital Media" Any publication or distribution of Products in the form of digital data when at least one of the following conditions is met: (i) such digital data can be read and processed only by electronically and/or mechanically bound software accompanying the published or distributed Products;
(ii) such digital data can be read and processed only by dedicated special purpose hardware; or (iii) such digital data is so arranged not to be read or processed or copied by any average user without reverse engineering or "hacking".

2.12 "Suggested Asian Price List" The price list established for the basis of calculating the discounted transfer price payment from HITACHI to EarthWatch for the Products.

2.13 "Value-Added Activities." Any alteration of the Product(s) to increase the value or utility of the Product(s) for a customer.

2.14 "Value Added Products" Products intended for resale which combine or incorporate EarthWatch imagery or EarthWatch Products with, additional technology, imagery or image processing sufficient to give such Value-Added Products benefits or features not available in the original Products.

3.    PRICING STRUCTURE

3.1   Suggested Asian Price List

          In compliance with the Product Pricing provision (Section 2) in Exhibit A of the ORIGINAL AGREEMENT, prices payable by HITACHI to EarthWatch are discounted from those set forth on the then current EarthWatch Suggested Asian Price List for the EarthWatch standard Products produced from EarlyBird or QuickBird satellite imagery. Other EarthWatch products (non-EarlyBird or non-QuickBird) or other third-party Products will have separate discount rates associated with each and will be made available at the time such products are introduced into the EarthWatch product list. Both parties further agree to establish or amend the Suggested Asian Price List on an annual basis by mutual agreement. New prices will apply to all Products ordered after issuance of a new or revised Suggested Price List. The Suggested Asian Price List current at the time of this AMENDMENT B is contained in Exhibit A to this AMENDMENT B. The Suggested Asian Price List is based, in whole or in part, on the EarthWatch U.S. Price List.

3.2   Special Project Discount

          EarthWatch agrees to consider, on a case-by-case basis, to provide HITACHI a special discount rate higher than those established in the AGREEMENT for special projects. HITACHI shall provide information to EarthWatch describing and documenting the strategic importance of the project and the need for discounted pricing in order for HITACHI to secure the project contract or order.

3.3  Academic Discount

          The Academic Discount to be applied will be established by EarthWatch and is subject to change without notice.

3.4  Research Discount

          EarthWatch agrees to consider, on a case-by-case basis, to provide the Research Discount to non-profit research organizations or institutes. HITACHI shall provide information to EarthWatch describing and documenting the strategic importance of providing this discount to these customers. Requests for the Research Discount must also be accompanied by a grant application describing the intended use of the Products and any benefits accruing to HITACHI and EarthWatch as a result thereof. Details of the Research Discount will be established by EarthWatch and are subject to change without notice.

3.5  Volume Discount

          Product price is based on the area purchased. This volume discount is contained in the Suggested Asian List Price, the current version of which is contained in Exhibit A. The volume discount is applied to the concurrent order or purchase of a single Product covering a single, contiguous, order area.

3.6  Taxes

          HITACHI shall be solely responsible for all customs duties, sales, use, excise, value added and other, similar taxes, and all other governmental fees and charges applicable to EarthWatch's sale of the Products to HITACHI and/or to the importation and distribution of the Products within the Distribution Territory defined in Exhibit B of the AGREEMENT and Exhibit B of AMENDMENT A. This excludes any such taxes, fees or charges imposed by the United States and any taxes imposed on EarthWatch's net income.

3.7  Income Tax

          Section 4.3 of the AGREEMENT shall be applied to the transfer price payment from HITACHI to EarthWatch for (i) the Products HITACHI distributes directly or indirectly to Distribution Territories and/or (ii) the distribution of Products to Distribution Territories through Japan. Both Parties agree to discuss and pursue strategies to legitimately minimize the applicability of this income tax and HITACHI shall reasonably use its best efforts to assist EarthWatch in this process.

3.8  Unanticipated Tax

          In the event that either Party's income arising out of this Agreement is determined to be subject to unanticipated taxes, HITACHI and EarthWatch shall discuss and pursue strategies to legitimately minimize such liabilities. Both Parties shall agree to reasonably use their best efforts to assist the other in this process.

3.9  Communication and Transportation Costs of Products

          The communication and transportation costs associated with the data transfer and/or transportation of Products from EarthWatch to HITACHI shall be borne by HITACHI. Both Parties agree to apply the most cost-effective methods available in this regard.

4.   LICENSING STRUCTURE
4.1  Product License

          The Products, and the Intellectual Property Rights embodied therein, are licensed for distribution only and not sold. Products will be protected by international copyright law and licensed for use, as a Single or Multiple-User, by the End User according to the terms of the then current End User License Agreement (EULA). The EULA current at the time of this AMENDMENT B is contained in Exhibit B to this AMENDMENT B.

     HITACHI shall be responsible for ensuring that each Product sold to an end-user by HITACHI or a HITACHI Dealer is protected by a EULA. The EULA must contain terms and conditions substantially the same as EarthWatch's then current EULA. However, HITACHI shall have the right to modify the form and content as necessary for the conduct of business in HITACHI's Territory. For example, modifications could consist of native language translation, reference to local laws and regulations, and medium of delivery (electronic, shrink-wrapped, signed paper, etc...). The EULA used by HITACHI shall be reviewed by EarthWatch and mutually agreed upon.

4.2  License Transfer

          HITACHI shall use its best efforts to preserve the rights and confine the obligations of EarthWatch in accordance with the then current EULA
(Exhibit B), or HITACHI's implementation thereof, and shall require all its End Users and Dealers to agree to abide by such terms prior to delivering any Products. Additionally, HITACHI shall also use its best efforts to ensure that its Dealers require all their End Users to abide by such terms prior to delivering any Products to the Dealer for transfer of license to an End User. EarthWatch reserves the right to audit that these actions are carried out by HITACHI and HITACHI's Dealers. HITACHI's Dealer Agreements shall explicitly state these terms and conditions and shall also provide for a right to audit by HITACHI and EarthWatch. The rights that are to be preserved include, but are not limited to, Intellectual Property Rights that are reserved to EarthWatch. The obligations that are to be confined include, but are not limited to, the limited warranty and disclaimer of warranty as specified in Section 6 of the then current EULA (Exhibit B).

4.3  Single-User License

          The Product License may be delivered as a single-user license. A single user license or single user of the Products is defined as a single individual using the Products at a single time on a single information processing machine. The scope of the license is detailed in Section 2 of the then current EULA (Exhibit B).

4.4  Multiple-User License

          The Product License may also be delivered as a multi-user license. The User is allowed to have at any time as many copies of the specific Products in use within its Site and by its agents or contractors as the specific license permits. The specific number of users authorized is identified at time of purchase. The scope of the license is detailed in Section 2 of the then current EULA (Exhibit B). Multi-user licenses are limited to a single Site. In this case, a multiple-user license price uplift, defined as a multiplier or percentage increase, is applied based on the number of users licensed. This multiplier will be applied to the Suggested Asian List Price. EarthWatch and HITACHI will establish the multipliers on a yearly basis by mutual agreement, at the same time as the establishment of the Suggested Asian List Price. The multi-user multiplier schedule, current at the time of this AMENDMENT B is contained in Exhibit C to this AMENDMENT B.

4.5  Public Networks

          When computers, either stand-alone or linked on a private, dedicated network, are linked by a public network(s), for example the Internet, and Products are accessed or processed through such public network(s), the following licensing principles shall apply;

     (1) When the computers linked by such public network(s) belong to a single End User, either a single-user license is required for each computer or a multiple-user license is required for the Users linked by the public network(s). In the latter case, the multiple-user license is still only valid for a given Site.

     (2) If any End User distributes or allows access to Products through a public network(s) to any computer owned by a different User or at a different Site, such an entity needs to enter into (i) a Dealer or reseller agreement or
(ii) a Value-Added Product License agreement.

4.6  Copy
          The copy or duplication of the Products is governed by Sections 2, 3, and 4 of the then current EULA (Exhibit B).

4.7  Derivative Works

          The development and use of Derivative Works of the Products by an End User is governed by Sections 2, 3 and 4 of the then current EULA (Exhibit B). It is expressly understood that HITACHI, as a Master Distributor, has the right to develop and resell Derivative Works of the Products outside of the EULA's restrictions. Derivative Works may consist of the production of standard EarthWatch Products (for example, the creation of a Level 2 Mosaic from Level 0 Images) or of other Value-Added Products. The resale of Derivative Works is subject to the licensing and royalty payments described in Section 5.

4.8  Marketing License

          EarthWatch hereby grants to HITACHI a limited right to use the Products for the purpose of furthering the goals of the AGREEMENT which include marketing, demonstration, training, and other displays calculated to increase public awareness of the Products. EarthWatch will establish a Marketing Data Program whereby HITACHI can acquire Products at specially discounted prices, or at no-cost, on a yearly basis. Details of the Marketing Data Program are subject to change without notice.

5.   VALUE-ADDED PRODUCTS

5.1 Value-Added Activities leading to the production of Value-Added Products by Hitachi or, its Dealers or the distribution of Value-Added Products by Hitachi or its Dealers can be the subject of a separate license agreement, price structure and schedule to be negotiated and agreed to in writing by both Parties prior to the production or distribution of such products on a case-by-case basis. EarthWatch retains the right to make the sole determination of what constitutes Value Added Products.

     Terms, conditions, and pricing of value-added products will be based on, in whole or in part, on the following criteria:

     (1)  the number of copies to be produced or distributed;

     (2)  the quantity of Products used;

     (3)  the type of use of the Products;

     (4)  the intended delivery mechanism and media;

     (5)  the intended audience;

     (6)  the intended price; and

     (7)  the informational content or potential benefit of use.

     For example:

     (1)  50 copies vs 5,000 copies vs 5,000,000 copies

     (2)  part of one Product vs 3 Products combined vs 300 Products combined

     (3) simple reclassification vs change detection vs complex analytical processing or modeling

     (4) analog media vs digital view-only Internet access vs special digital media vs digital tape or CD-ROM

     (5)  mass media consumer vs unsophisticated end-user vs trained scientist

     (6)  $2 vs $20 vs $200 vs $2,000

     (7)  low, view only vs medium, working product vs high, final product

5.2 Where no particular agreement is made between HITACHI and EarthWatch with regard to Value-Added Products, which HITACHI or its Dealers produce and sell to end-users, or if the Products constitute a standard EarthWatch Product, then the upper limit of the royalty payment (i.e., maximum price) from HITACHI to EarthWatch is determined as below. In the event that HITACHI or its Dealers choose to accept the maximum price, then all resale of these Products shall be documented by HITACHI as to the method of price calculation and the royalty payment due to EarthWatch.

Where:

S/i/ = the component of EarthWatch Products in terms of the area contained in the value-added products licensed to end-users;

N/i/ = the number of copies which contain S/i/;

S = the area of the scene EarthWatch actually takes from the satellite; and

P = Suggested Asian Price List in terms of unit area (1 square kilometer).

Then, the maximum royalty payment from HITACHI to EarthWatch is the greater of either:
(i) ((sigma)S\i\/S) * P * N\i\;
or
(ii) the price of the imagery scene(s) which EarthWatch takes, and which includes S\i\.

For example, if the product produced contains 25% of each of 4 image scenes, each image scene is 1 km/2/, 10 copies are to be sold, and each image scene costs $4/km/2/, then the maximum royalty payment from HITACHI to EarthWatch would be:
(.25/1 + .25/1 +.25/1 +.25/1) * 4 * 10 = $40
where:
S\i\ = 25% =.25
S = 1 km/2/
P = $4/km/2/
N\i\ 10

5.3  Non-Commercial Distribution
     (i)  Special Digital Media
          Non-commercial distribution in the form of Special Digital Media is free of charge if the original Products are obtained under the highest level (i.e., maximum number) of multi-user license by the same entity or Site which distributes the Special Digital Media. In all cases, distribution must be accompanied by the following restrictive legend on each copy of the Special Digital Media:

     "(c)(less than)year of publication(greater than), EarthWatch Incorporated and/or its suppliers, Longmont, Colorado, USA. All rights reserved. Any reproduction, redistribution, transmission, or publication of the images or information contained herein is expressly prohibited. Use herein is subject to License that provides notice of EarthWatch copyright and prohibits reproduction in any form."

     (ii) Analog Media
          Non-commercial distribution in the form of Analog Media is free of charge if the original Products are obtained under the highest pre-defined level of multi-user license by the same entity or Site which distributes the Analog Media. In all cases, distribution must be accompanied by the following restrictive legend on each page and/or copy containing a Product:

     "(c)(less than)year of publication(greater than), EarthWatch Incorporated and/or its suppliers, Longmont, Colorado, USA. All rights reserved."

6.   OBLIGATION OF THE PARTIES

     In addition to OBLIGATIONS OF THE PARTIES stated in the ORIGINAL AGREEMENT and AMENDMENT A, EarthWatch agrees not to accept any orders from customers in the Territories where HITACHI has exclusive rights to distribute the Products. EarthWatch can provide such customers general information about EarthWatch, the Products, and their marketing, however, it shall pass such business opportunities to HITACHI.

7.   TERM AND TERMINATION

     This AMENDMENT B shall be entered into in accordance with Section 8 hereunder and shall be effective until the AGREEMENT is terminated and/or expired.

8.   EXHIBITS

     All exhibits, attachments and schedules referred to in this AMENDMENT B are attached hereto and incorporated herein by this reference.

9.   AMENDMENT

     No alteration, amendment, waiver, cancellation, or any other change in any term or condition of this AMENDMENT B shall be valid or binding on either Party unless made in writing and signed by duly authorized representatives of both Parties.

10.  EFFECTIVENESS

          This AMENDMENT B shall be executed on the dates and by the persons whose names and signatures appear below and shall be effective on the last date signed.

Signed:

EarthWatch Incorporated           Hitachi, Ltd.

/s/ Regina Morton for             /s/ Takatoshi Kodaira
Name: Doug Gerull                 Name: Takatoshi Kodaira
Title: President                  Title: General Manager, RS/GIS Operation

Date: October 9, 1997             Date: October 9, 1997

                                   EXHIBIT A
                          Suggested Asian Price List
                                      for
                              Single User License

This Suggested Asian Price List has been calculated as follows:
Suggested Asian Price List = Then Current EarthWatch U.S. Price List * 1.15

ASIAN EarlyBird Products Price List            Suggested Standard Products List Price Summary               EarthWatch, Incorporated
                                                       Unlimited MULTI USER LICENSE

------------------------------------------------------------------------------------------------------------------------------------
Item Class Group     Ordering &   Unit Delivery   Full Description                              Availability  Category 1  Category 2
                     Pricing Basis     Basis                                                                  less than   500-2,999
                                                                                                              500 sq km     sq km
------------------------------------------------------------------------------------------------------------------------------------
Active Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
1a   IM    EBpan-A      area       unit images    EarthWatch EarlyBird panchromatic satellite      L + 1 mo     $ 6.43      $ 6.43
                                                  imagery, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
1b   IM    EBpan-E   unit image    unit image     EarthWatch EarlyBird panchromatic satellite      L + 1 mo     $ 4.52      $ 4.09
                                                  imagery, 3 meter resolution, existing in the
                                                  archive
------------------------------------------------------------------------------------------------------------------------------------
1c   IM    EBpan-P      area       unit images    EarthWatch EarlyBird panchromatic satellite      L + 4 mo     $ 8.33      $ 8.33
                                                  imagery, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2a   IM    EBxs-AR      area       unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 5.57      $ 5.57
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2b   IM    EBxs-ER   unit image    unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 3.85      $ 3.45
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2c   IM    EBxs-PR      area       unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 7.23      $ 7.23
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2d   IM    EBxs-AN      area          bands       EarthWatch EarlyBird band non-registered         L + 4 mo     $ 5.14      $ 5.14
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2e   IM    EBxs-EN   unit image       bands       EarthWatch EarlyBird band non-registered         L + 4 mo     $ 3.45      $ 3.07
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2f   IM    EBxs-PN      area          bands       EarthWatch EarlyBird band non-registered         L + 4 mo     $ 6.66      $ 6.66
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
Pending (non-active) Standard EarthWatch EarlyBird Products
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3a   MC    EBpan-AU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 2 mo     $10.71      $10.71
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3b   MC    EBpan-IU  unit images    area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 2 mo     $ 7.66      $ 7.06
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3c   MC    EBpan-PU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 5 mo     $13.89      $13.89
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
3d   MC    EBpan-AC     area        area image    EarthWatch EarlyBird panchromatic controlled     L + 2 mo     $14.99      $14.99
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3e   MC    EBpan-IC  unit images    area image    EarthWatch EarlyBird panchromatic controlled     L + 2 mo     $ 9.63      $ 8.90
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3f   MC    EBpan-PC     area        area image    EarthWatch EarlyBird panchromatic controlled     L + 5 mo     $19.44      $19.44
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4a   MC    EBxs-AU      area        area image    EarthWatch EarlyBird multispectral               L + 4 mo     $ 8.14      $ 8.14
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
4b   MC    EBxs-IU   unit images    area image    EarthWatch EarlyBird multispectral               L + 4 mo     $ 6.21      $ 5.68
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4c   MC    EBxs-PU      area        area image    EarthWatch EarlyBird multispectral               L + 7 mo     $10.56      $10.56
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4d   MC    EBxs-AC      area        area image    EarthWatch EarlyBird multispectral controlled    L + 4 mo     $ 8.57      $ 8.57
                                                  mosaic, 15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
4e   MC    EBxs-IC   unit images    area image    EarthWatch EarlyBird multispectral controlled    L + 4 mo     $ 6.40      $ 5.87
                                                  mosaic, 15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4f   MC    EBxs-PC      area        area image    EarthWatch EarlyBird multispectral controlled    L + 7 mo     $11.11      $11.11
                                                  mosaic, 15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5a   MC    EBpxs-AU     area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $13.49      $13.49
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
5b   MC    EBpxs-IU  unit images    area image    EarthWatch EarlyBird pan-sharpened                  TBD       $10.09      $ 9.35
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5c   MC   EBpxs-PU      area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $17.49      $17.49
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5d   MC   EBpxs-AC      area        area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $17.78      $17.78
                                                  mosaic, 3-15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
5e   MC   EBpxs-IC   unit images    area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $12.06      $11.20
                                                  mosaic, 3-15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5f   MC   EBpxs-PC      area        area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $23.05      $23.05
                                                  mosaic, 3-15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
6a   OR   EBpan-A       area        area image    EarthWatch EarlyBird panchromatic                   TBD       $36.41      $36.41
                                                  orthorectified imagery, 3 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
6b   OR   EBpan-I    unit images    area image    EarthWatch EarlyBird panchromatic                   TBD       $30.05      $28.19
                                                  orthorectified imagery, 3 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
6c   OR   EBpan-P       area        area image    EarthWatch EarlyBird panchromatic                   TBD       $47.21      $47.21
                                                  orthorectified imagery, 3 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
7a   OR   EBxs-A        area        area image    EarthWatch EarlyBird multispectral                  TBD       $26.57      $26.57
                                                  orthorectified imagery, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
7b   OR   EBxs-I     unit images    area image    EarthWatch EarlyBird multispectral                  TBD       $22.89      $21.44
                                                  orthorectified imagery, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
7c   OR   EBxs-P        area        area image    EarthWatch EarlyBird multispectral                  TBD       $34.43      $34.43
                                                  orthorectified imagery, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
8a   OR   EBpxs-A       area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $39.21      $39.21
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
8b   OR   EBpxs-I    unit images    area image    EarthWatch EarlyBird pan-sharpened                  TBD       $32.48      $30.50
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
8c   OR   EBpxs-P       area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $50.82      $50.82
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------


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Item Class Group     Ordering &   Unit Delivery   Full Description                               Category 3   Category 4  Category 5
                    Pricing Basis     Basis                                                     3,000-19,999   20,000-     greater
                                                                                                   sq km        99,999       than
                                                                                                                 sq km     100,000
                                                                                                                            sq km
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Active Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
1a   IM    EBpan-A      area       unit images    EarthWatch EarlyBird panchromatic satellite      $ 5.26       $ 4.86      $ 4.45
                                                  imagery, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
1b   IM    EBpan-E   unit image    unit image     EarthWatch EarlyBird panchromatic satellite      $ 3.90       $ 3.71      $ 3.52
                                                  imagery, 3 meter resolution, existing in the
                                                  archive
------------------------------------------------------------------------------------------------------------------------------------
1c   IM    EBpan-P      area       unit images    EarthWatch EarlyBird panchromatic satellite      $ 7.23       $ 6.66      $ 6.11
                                                  imagery, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2a   IM    EBxs-AR      area       unit images    EarthWatch EarlyBird band-registered             $ 4.45       $ 4.05      $ 3.64
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2b   IM    EBxs-ER   unit image    unit images    EarthWatch EarlyBird band-registered             $ 3.26       $ 3.07      $ 2.90
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2c   IM    EBxs-PR      area       unit images    EarthWatch EarlyBird band-registered             $ 6.11       $ 5.55      $ 5.00
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2d   IM    EBxs-AN      area          bands       EarthWatch EarlyBird band non-registered         $ 4.05       $ 3.64      $ 3.24
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2e   IM    EBxs-EN   unit image       bands       EarthWatch EarlyBird band non-registered         $ 2.90       $ 2.71      $ 2.52
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2f   IM    EBxs-PN      area          bands       EarthWatch EarlyBird band non-registered         $ 5.55       $ 5.00      $ 4.45
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
Pending (non-active) Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
3a   MC    EBpan-AU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 9.32       $ 8.90      $ 8.50
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3b   MC    EBpan-IU  unit images    area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 6.67       $ 6.68      $ 6.49
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3c   MC    EBpan-PU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   $12.78       $12.21      $11.66
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
3d   MC    EBpan-AC     area        area image    EarthWatch EarlyBird panchromatic controlled     $13.35       $12.95      $12.54
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3e   MC    EBpan-IC  unit images    area image    EarthWatch EarlyBird panchromatic controlled     $ 8.71       $ 8.54      $ 8.35
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3f   MC    EBpan-PC     area        area image    EarthWatch EarlyBird panchromatic controlled     $18.34       $17.77      $17.22
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4a   MC    EBxs-AU      area        area image    EarthWatch EarlyBird multispectral               $ 6.88       $ 6.47      $ 6.07
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
4b   MC    EBxs-IU   unit images    area image    EarthWatch EarlyBird multispectral               $ 5.49       $ 5.31      $ 5.12
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4c   MC    EBxs-PU      area        area image    EarthWatch EarlyBird multispectral               $ 9.44       $ 8.88      $ 8.33
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4d   MC    EBxs-AC      area        area image    EarthWatch EarlyBird multispectral controlled    $ 7.28       $ 6.88      $ 6.47
                                                  mosaic, 15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
4e   MC    EBxs-IC   unit images    area image    EarthWatch EarlyBird multispectral controlled    $ 5.68       $ 5.49      $ 5.31
                                                  mosaic, 15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4f   MC    EBxs-PC      area        area image    EarthWatch EarlyBird multispectral controlled    $10.01       $ 9.44      $ 8.88
                                                  mosaic, 15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5a   MC    EBpxs-AU     area        area image    EarthWatch EarlyBird pan-sharpened               $11.94       $11.54      $11.13
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
5b   MC    EBpxs-IU  unit images    area image    EarthWatch EarlyBird pan-sharpened               $ 9.16       $ 8.97      $ 8.80
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5c   MC   EBpxs-PU      area        area image    EarthWatch EarlyBird pan-sharpened               $16.39       $15.84      $15.28
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5d   MC   EBpxs-AC      area        area image    EarthWatch EarlyBird pan-sharpened controlled    $15.99       $15.58      $15.18
                                                  mosaic, 3-15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
5e   MC   EBpxs-IC   unit images    area image    EarthWatch EarlyBird pan-sharpened controlled    $11.02       $10.83      $10.64
                                                  mosaic, 3-15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5f   MC   EBpxs-PC      area        area image    EarthWatch EarlyBird pan-sharpened controlled    $21.94       $21.39      $20.84
                                                  mosaic, 3-15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
6a   OR   EBpan-A       area        area image    EarthWatch EarlyBird panchromatic                $33.59       $33.19      $32.78
                                                  orthorectified imagery, 3 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
6b   OR   EBpan-I    unit images    area image    EarthWatch EarlyBird panchromatic                $28.01       $27.82      $27.63
                                                  orthorectified imagery, 3 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
6c   OR   EBpan-P       area        area image    EarthWatch EarlyBird panchromatic                $46.11       $45.54      $44.99
                                                  orthorectified imagery, 3 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
7a   OR   EBxs-A        area        area image    EarthWatch EarlyBird multispectral               $24.29       $23.87      $23.48
                                                  orthorectified imagery, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
7b   OR   EBxs-I     unit images    area image    EarthWatch EarlyBird multispectral               $21.25       $21.06      $20.89
                                                  orthorectified imagery, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
7c   OR   EBxs-P        area        area image    EarthWatch EarlyBird multispectral               $33.33       $32.78      $32.22
                                                  orthorectified imagery, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
8a   OR   EBpxs-A       area        area image    EarthWatch EarlyBird pan-sharpened               $36.23       $35.81      $35.41
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
8b   OR   EBpxs-I    unit images    area image    EarthWatch EarlyBird pan-sharpened               $30.31       $30.12      $29.93
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
8c   OR   EBpxs-P       area        area image    EarthWatch EarlyBird pan-sharpened               $49.71       $49.16      $48.61
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------

NOTE: For product availability, L=EarlyBird Launch. L+1 product availability is dependent on satellite calibration activity timelines. All imagery-based products delivered with Image Support Data Format information.

ASIAN EarlyBird Products Price List            Suggested Standard Products List Price Summary               EarthWatch, Incorporated
                                                            SINGLE USER LICENSE

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Item Class Group     Ordering &   Unit Delivery   Full Description                              Availability  Category 1  Category 2
                     Pricing Basis     Basis                                                                  ----------------------
                                                                                                              less than   500-2,999
                                                                                                              500 sq km     sq km
------------------------------------------------------------------------------------------------------------------------------------
Active Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
1a   IM    EBpan-A      area       unit images    EarthWatch EarlyBird panchromatic satellite      L + 1 mo     $ 4.29      $ 4.29
                                                  imagery, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
1b   IM    EBpan-E   unit image    unit images    EarthWatch EarlyBird panchromatic satellite      L + 1 mo     $ 3.01      $ 2.73
                                                  imagery, 3 meter resolution, existing in the
                                                  archive
------------------------------------------------------------------------------------------------------------------------------------
1c   IM    EBpan-P      area       unit images    EarthWatch EarlyBird panchromatic satellite      L + 4 mo     $ 5.55      $ 5.55
                                                  imagery, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2a   IM    EBxs-AR      area       unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 3.71      $ 3.71
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2b   IM    EBxs-ER   unit image    unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 2.56      $ 2.30
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2c   IM    EBxs-PR      area       unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 4.82      $ 4.82
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2d   IM    EBxs-AN      area      unit images x3  EarthWatch EarlyBird band non-registered         L + 4 mo     $ 3.43      $ 3.43
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2e   IM    EBxs-EN   unit image   unit images x3  EarthWatch EarlyBird band non-registered         L + 4 mo     $ 2.30      $ 2.05
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2f   IM    EBxs-PN      area      unit images x3  EarthWatch EarlyBird band non-registered         L + 4 mo     $ 4.44      $ 4.44
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
Pending (non-active) Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
3a   MC    EBpan-AU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 2 mo     $ 7.14      $ 7.14
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3b   MC    EBpan-IU  unit images    area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 2 mo     $ 5.11      $ 4.70
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3c   MC    EBpan-PU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 5 mo     $ 9.26      $ 9.26
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
3d   MC    EBpan-AC     area        area image    EarthWatch EarlyBird panchromatic controlled     L + 2 mo     $ 9.99      $ 9.99
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3e   MC    EBpan-IC  unit images    area image    EarthWatch EarlyBird panchromatic controlled     L + 2 mo     $ 6.42      $ 5.93
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3f   MC    EBpan-PC     area        area image    EarthWatch EarlyBird panchromatic controlled     L + 5 mo     $12.96      $12.96
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4a   MC    EBxs-AU      area        area image    EarthWatch EarlyBird multispectral               L + 4 mo     $ 5.43      $ 5.43
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
4b   MC    EBxs-IU   unit images    area image    EarthWatch EarlyBird multispectral               L + 4 mo     $ 4.14      $ 3.78
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4c   MC    EBxs-PU      area        area image    EarthWatch EarlyBird multispectral               L + 7 mo     $ 7.04      $ 7.04
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4d   MC    EBxs-AC      area        area image    EarthWatch EarlyBird multispectral controlled    L + 4 mo     $ 5.72      $ 5.72
                                                  mosaic, 15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
4e   MC    EBxs-IC   unit images    area image    EarthWatch EarlyBird multispectral controlled    L + 4 mo     $ 4.27      $ 3.91
                                                  mosaic, 15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4f   MC    EBxs-PC      area        area image    EarthWatch EarlyBird multispectral controlled    L + 7 mo     $ 7.41      $ 7.41
                                                  mosaic, 15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5a   MC    EBpxs-AU     area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $ 8.99      $ 8.99
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
5b   MC    EBpxs-IU  unit images    area image    EarthWatch EarlyBird pan-sharpened                  TBD       $ 6.73      $ 6.23
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5c   MC    EBpxs-PU     area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $11.66      $11.66
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5d   MC    EBpxs-AC     area        area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $11.86      $11.86
                                                  mosaic, 3-15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
5e   MC    EBpxs-IC  unit images    area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $ 8.04      $ 7.46
                                                  mosaic, 3-15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5f   MC    EBpxs-PC     area        area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $15.36      $15.36
                                                  mosaic, 3-15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
6a   OR    EBpan-A      area        area image    EarthWatch EarlyBird panchromatic                   TBD       $24.28      $24.28
                                                  orthorectified imagery, 3 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
6b   OR    EBpan-I   unit images    area image    EarthWatch EarlyBird panchromatic                   TBD       $20.03      $18.79
                                                  orthorectified imagery, 3 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
6c   OR    EBpan-P      area        area image    EarthWatch EarlyBird panchromatic                   TBD       $31.48      $31.48
                                                  orthorectified imagery, 3 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
7a   OR    EBxs-A       area        area image    EarthWatch EarlyBird multispectral                  TBD       $17.71      $17.71
                                                  orthorectified imagery, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
7b   OR    EBxs-I    unit images    area image    EarthWatch EarlyBird multispectral                  TBD       $15.26      $14.29
                                                  orthorectified imagery, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
7c   OR    EBxs-P       area        area image    EarthWatch EarlyBird multispectral                  TBD       $22.95      $22.95
                                                  orthorectified imagery, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
8a   OR    EBpxs-A      area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $26.14      $26.14
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
8b   OR    EBpxs-I   unit images    area image    EarthWatch EarlyBird pan-sharpened                  TBD       $21.65      $20.33
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
8c   OR    EBpxs-P      area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $33.88      $33.88
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Item Class Group     Ordering &   Unit Delivery   Full Description                               Category 3   Category 4  Category 5
                    Pricing Basis     Basis                                                     ------------------------------------
                                                                                                3,000-19,999   20,000-     greater
                                                                                                   sq km        99,999       than
                                                                                                                 sq km     100,000
                                                                                                                            sq km
------------------------------------------------------------------------------------------------------------------------------------
Active Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
1a   IM    EBpan-A      area       unit images    EarthWatch EarlyBird panchromatic satellite      $ 3.51       $ 3.24      $ 2.97
                                                  imagery, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
1b   IM    EBpan-E   unit image    unit images    EarthWatch EarlyBird panchromatic satellite      $ 2.60       $ 2.47      $ 2.35
                                                  imagery, 3 meter resolution, existing in the
                                                  archive
------------------------------------------------------------------------------------------------------------------------------------
1c   IM    EBpan-P      area       unit images    EarthWatch EarlyBird panchromatic satellite      $ 4.82       $ 4.44      $ 4.07
                                                  imagery, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2a   IM    EBxs-AR      area       unit images    EarthWatch EarlyBird band-registered             $ 2.97       $ 2.70      $ 2.43
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2b   IM    EBxs-ER   unit image    unit images    EarthWatch EarlyBird band-registered             $ 2.17       $ 2.05      $ 1.93
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2c   IM    EBxs-PR      area       unit images    EarthWatch EarlyBird band-registered             $ 4.07       $ 3.70      $ 3.34
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2d   IM    EBxs-AN      area      unit images x3  EarthWatch EarlyBird band non-registered         $ 2.70       $ 2.43      $ 2.16
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2e   IM    EBxs-EN   unit image   unit images x3  EarthWatch EarlyBird band non-registered         $ 1.93       $ 1.81      $ 1.68
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2f   IM    EBxs-PN      area      unit images x3  EarthWatch EarlyBird band non-registered         $ 3.70       $ 3.34      $ 2.97
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
Pending (non-active) Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
3a   MC    EBpan-AU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 6.21       $ 5.93      $ 5.67
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3b   MC    EBpan-IU  unit images    area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 4.58       $ 4.45      $ 4.32
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3c   MC    EBpan-PU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 8.52       $ 8.14      $ 7.77
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
3d   MC    EBpan-AC     area        area image    EarthWatch EarlyBird panchromatic controlled     $ 8.90       $ 8.64      $ 8.36
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3e   MC    EBpan-IC  unit images    area image    EarthWatch EarlyBird panchromatic controlled     $ 5.81       $ 5.69      $ 5.57
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3f   MC    EBpan-PC     area        area image    EarthWatch EarlyBird panchromatic controlled     $12.22       $11.85      $11.48
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4a   MC    EBxs-AU      area        area image    EarthWatch EarlyBird multispectral               $ 4.59       $ 4.31      $ 4.05
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
4b   MC    EBxs-IU   unit images    area image    EarthWatch EarlyBird multispectral               $ 3.66       $ 3.54      $ 3.42
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4c   MC    EBxs-PU      area        area image    EarthWatch EarlyBird multispectral               $ 6.29       $ 5.92      $ 5.55
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4d   MC    EBxs-AC      area        area image    EarthWatch EarlyBird multispectral controlled    $ 4.85       $ 4.59      $ 4.31
                                                  mosaic, 15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
4e   MC    EBxs-IC   unit images    area image    EarthWatch EarlyBird multispectral controlled    $ 3.78       $ 3.66      $ 3.54
                                                  mosaic, 15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4f   MC    EBxs-PC      area        area image    EarthWatch EarlyBird multispectral controlled    $ 6.67       $ 6.29      $ 5.92
                                                  mosaic, 15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5a   MC    EBpxs-AU     area        area image    EarthWatch EarlyBird pan-sharpened               $ 7.96       $ 7.69      $ 7.42
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
5b   MC    EBpxs-IU  unit images    area image    EarthWatch EarlyBird pan-sharpened               $ 6.11       $ 5.98      $ 5.87
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  unit images existing in the archive
-----------------------------------------------------------------------------------------------------------------------------------
5c   MC    EBpxs-PU     area        area image    EarthWatch EarlyBird pan-sharpened               $10.93       $10.56      $10.19
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5d   MC    EBpxs-AC     area        area image    EarthWatch EarlyBird pan-sharpened controlled    $10.66       $10.38      $10.12
                                                  mosaic, 3-15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
5e   MC    EBpxs-IC  unit images    area image    EarthWatch EarlyBird pan-sharpened controlled    $ 7.35       $ 7.22      $ 7.10
                                                  mosaic, 3-15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5f   MC    EBpxs-PC     area        area image    EarthWatch EarlyBird pan-sharpened controlled    $14.63       $14.26      $13.89
                                                  mosaic, 3-15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
6a   OR    EBpan-A      area        area image    EarthWatch EarlyBird panchromatic                $22.39       $22.13      $21.85
                                                  orthorectified imagery, 3 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
6b   OR    EBpan-I   unit images    area image    EarthWatch EarlyBird panchromatic                $18.68       $18.55      $18.42
                                                  orthorectified imagery, 3 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
6c   OR    EBpan-P      area        area image    EarthWatch EarlyBird panchromatic                $30.74       $30.36      $29.99
                                                  orthorectified imagery, 3 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
7a   OR    EBxs-A       area        area image    EarthWatch EarlyBird multispectral               $16.19       $15.92      $15.65
                                                  orthorectified imagery, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
7b   OR    EBxs-I    unit images    area image    EarthWatch EarlyBird multispectral               $14.17       $14.04      $13.93
                                                  orthorectified imagery, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
7c   OR    EBxs-P       area        area image    EarthWatch EarlyBird multispectral               $22.22       $21.85      $21.48
                                                  orthorectified imagery, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
8a   OR    EBpxs-A      area        area image    EarthWatch EarlyBird pan-sharpened               $24.15       $23.87      $23.61
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
8b   OR    EBpxs-I   unit images    area image    EarthWatch EarlyBird pan-sharpened               $20.21       $20.08      $19.95
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
8c   OR    EBpxs-P      area        area image    EarthWatch EarlyBird pan-sharpened               $33.14       $32.78      $32.41
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------

NOTE: For product availability, L=EarlyBird Launch. L+1 product availability is dependent on satellite calibration activity timelines. All imagery-based products delivered with Image Support Data Format information.

ASIAN EarlyBird Products Price List            Suggested Standard Products List Price Summary               EarthWatch, Incorporated
                                                          2-10 MULTI USER LICENSE

------------------------------------------------------------------------------------------------------------------------------------
Item Class Group     Ordering &   Unit Delivery   Full Description                              Availability  Category 1  Category 2
                     Pricing Basis     Basis                                                                  ----------------------
                                                                                                              less than   500-2,999
                                                                                                              500 sq km     sq km
------------------------------------------------------------------------------------------------------------------------------------
Active Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
1a   IM    EBpan-A      area       unit images    EarthWatch EarlyBird panchromatic satellite      L + 1 mo     $ 4.72      $ 4.72
                                                  imagery, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
1b   IM    EBpan-E   unit image    unit image     EarthWatch EarlyBird panchromatic satellite      L + 1 mo     $ 3.31      $ 3.00
                                                  imagery, 3 meter resolution, existing in the
                                                  archive
------------------------------------------------------------------------------------------------------------------------------------
1c   IM    EBpan-P      area       unit images    EarthWatch EarlyBird panchromatic satellite      L + 4 mo     $ 6.11      $ 6.11
                                                  imagery, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2a   IM    EBxs-AR      area       unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 4.09      $ 4.09
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2b   IM    EBxs-ER   unit image    unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 2.82      $ 2.53
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2c   IM    EBxs-PR      area       unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 5.30      $ 5.30
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2d   IM    EBxs-AN      area          bands       EarthWatch EarlyBird band non-registered         L + 4 mo     $ 3.77      $ 3.77
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2e   IM    EBxs-EN   unit image       bands       EarthWatch EarlyBird band non-registered         L + 4 mo     $ 2.53      $ 2.25
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2f   IM    EBxs-PN      area          bands       EarthWatch EarlyBird band non-registered         L + 4 mo     $ 4.88      $ 4.88
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
Pending (non-active) Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
3a   MC    EBpan-AU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 2 mo     $ 7.86      $ 7.86
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3b   MC    EBpan-IU  unit images    area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 2 mo     $ 5.62      $ 5.17
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3c   MC    EBpan-PU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 5 mo     $10.18      $10.18
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
3d   MC    EBpan-AC     area        area image    EarthWatch EarlyBird panchromatic controlled     L + 2 mo     $10.99      $10.99
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3e   MC    EBpan-IC  unit images    area image    EarthWatch EarlyBird panchromatic controlled     L + 2 mo     $ 7.06      $ 6.53
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3f   MC    EBpan-PC     area        area image    EarthWatch EarlyBird panchromatic controlled     L + 5 mo     $14.26      $14.26
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4a   MC    EBxs-AU      area        area image    EarthWatch EarlyBird multispectral               L + 4 mo     $ 5.97      $ 5.97
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
4b   MC    EBxs-IU   unit images    area image    EarthWatch EarlyBird multispectral               L + 4 mo     $ 4.55      $ 4.16
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4c   MC    EBxs-PU      area        area image    EarthWatch EarlyBird multispectral               L + 7 mo     $ 7.74      $ 7.74
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4d   MC    EBxs-AC      area        area image    EarthWatch EarlyBird multispectral controlled    L + 4 mo     $ 6.29      $ 6.29
                                                  mosaic, 15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
4e   MC    EBxs-IC   unit images    area image    EarthWatch EarlyBird multispectral controlled    L + 4 mo     $ 4.69      $ 4.30
                                                  mosaic, 15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4f   MC    EBxs-PC      area        area image    EarthWatch EarlyBird multispectral controlled    L + 7 mo     $ 8.15      $ 8.15
                                                  mosaic, 15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5a   MC    EBpxs-AU     area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $ 9.89      $ 9.89
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
5b   MC    EBpxs-IU  unit images    area image    EarthWatch EarlyBird pan-sharpened                  TBD       $ 7.40      $ 6.86
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5c   MC   EBpxs-PU      area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $12.83      $12.83
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5d   MC   EBpxs-AC      area        area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $13.04      $13.04
                                                  mosaic, 3-15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
5e   MC   EBpxs-IC   unit images    area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $ 8.84      $ 8.21
                                                  mosaic, 3-15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5f   MC   EBpxs-PC      area        area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $16.90      $16.90
                                                  mosaic, 3-15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
6a   OR   EBpan-A       area        area image    EarthWatch EarlyBird panchromatic                   TBD       $26.70      $26.70
                                                  orthorectified imagery, 3 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
6b   OR   EBpan-I    unit images    area image    EarthWatch EarlyBird panchromatic                   TBD       $22.04      $20.67
                                                  orthorectified imagery, 3 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
6c   OR   EBpan-P       area        area image    EarthWatch EarlyBird panchromatic                   TBD       $34.62      $34.62
                                                  orthorectified imagery, 3 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
7a   OR   EBxs-A        area        area image    EarthWatch EarlyBird multispectral                  TBD       $19.48      $19.48
                                                  orthorectified imagery, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
7b   OR   EBxs-I     unit images    area image    EarthWatch EarlyBird multispectral                  TBD       $16.79      $15.72
                                                  orthorectified imagery, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
7c   OR   EBxs-P        area        area image    EarthWatch EarlyBird multispectral                  TBD       $25.25      $25.25
                                                  orthorectified imagery, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
8a   OR   EBpxs-A       area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $28.75      $28.75
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
8b   OR   EBpxs-I    unit images    area image    EarthWatch EarlyBird pan-sharpened                  TBD       $23.82      $22.37
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
8c   OR   EBpxs-P       area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $37.27      $37.27
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Item Class Group     Ordering &   Unit Delivery   Full Description                               Category 3   Category 4  Category 5
                    Pricing Basis     Basis                                                     ------------------------------------
                                                                                                3,000-19,999   20,000-     greater
                                                                                                   sq km        99,999       than
                                                                                                                 sq km     100,000
                                                                                                                            sq km
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Active Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
1a   IM    EBpan-A      area       unit images    EarthWatch EarlyBird panchromatic satellite      $ 3.86       $ 3.57      $ 3.26
                                                  imagery, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
1b   IM    EBpan-E   unit image    unit image     EarthWatch EarlyBird panchromatic satellite      $ 2.86       $ 2.72      $ 2.58
                                                  imagery, 3 meter resolution, existing in the
                                                  archive
------------------------------------------------------------------------------------------------------------------------------------
1c   IM    EBpan-P      area       unit images    EarthWatch EarlyBird panchromatic satellite      $ 5.30       $ 4.88      $ 4.48
                                                  imagery, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2a   IM    EBxs-AR      area       unit images    EarthWatch EarlyBird band-registered             $ 3.26       $ 2.97      $ 2.67
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2b   IM    EBxs-ER   unit image    unit images    EarthWatch EarlyBird band-registered             $ 2.39       $ 2.25      $ 2.13
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2c   IM    EBxs-PR      area       unit images    EarthWatch EarlyBird band-registered             $ 4.48       $ 4.07      $ 3.67
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2d   IM    EBxs-AN      area          bands       EarthWatch EarlyBird band non-registered         $ 2.97       $ 2.67      $ 2.38
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2e   IM    EBxs-EN   unit image       bands       EarthWatch EarlyBird band non-registered         $ 2.13       $ 1.99      $ 1.85
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2f   IM    EBxs-PN      area          bands       EarthWatch EarlyBird band non-registered         $ 4.07       $ 3.67      $ 3.26
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
Pending (non-active) Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
3a   MC    EBpan-AU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 6.83       $ 6.53      $ 6.24
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3b   MC    EBpan-IU  unit images    area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 5.03       $ 4.90      $ 4.76
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3c   MC    EBpan-PU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 9.37       $ 8.96      $ 8.55
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
3d   MC    EBpan-AC     area        area image    EarthWatch EarlyBird panchromatic controlled     $ 9.79       $ 9.50      $ 9.20
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3e   MC    EBpan-IC  unit images    area image    EarthWatch EarlyBird panchromatic controlled     $ 6.39       $ 6.26      $ 6.12
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3f   MC    EBpan-PC     area        area image    EarthWatch EarlyBird panchromatic controlled     $13.45       $13.03      $12.62
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4a   MC    EBxs-AU      area        area image    EarthWatch EarlyBird multispectral               $ 5.05       $ 4.74      $ 4.45
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
4b   MC    EBxs-IU   unit images    area image    EarthWatch EarlyBird multispectral               $ 4.02       $ 3.90      $ 3.76
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4c   MC    EBxs-PU      area        area image    EarthWatch EarlyBird multispectral               $ 6.92       $ 6.51      $ 6.11
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4d   MC    EBxs-AC      area        area image    EarthWatch EarlyBird multispectral controlled    $ 5.34       $ 5.05      $ 4.74
                                                  mosaic, 15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
4e   MC    EBxs-IC   unit images    area image    EarthWatch EarlyBird multispectral controlled    $ 4.16       $ 4.02      $ 3.90
                                                  mosaic, 15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4f   MC    EBxs-PC      area        area image    EarthWatch EarlyBird multispectral controlled    $ 7.34       $ 6.92      $ 6.51
                                                  mosaic, 15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5a   MC    EBpxs-AU     area        area image    EarthWatch EarlyBird pan-sharpened               $ 8.75       $ 8.46      $ 8.16
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
5b   MC    EBpxs-IU  unit images    area image    EarthWatch EarlyBird pan-sharpened               $ 6.72       $ 6.58      $ 6.45
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5c   MC   EBpxs-PU      area        area image    EarthWatch EarlyBird pan-sharpened               $12.02       $11.61      $11.21
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5d   MC   EBpxs-AC      area        area image    EarthWatch EarlyBird pan-sharpened controlled    $11.73       $11.42      $11.13
                                                  mosaic, 3-15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
5e   MC   EBpxs-IC   unit images    area image    EarthWatch EarlyBird pan-sharpened controlled    $ 8.08       $ 7.94      $ 7.81
                                                  mosaic, 3-15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5f   MC   EBpxs-PC      area        area image    EarthWatch EarlyBird pan-sharpened controlled    $16.09       $15.69      $15.28
                                                  mosaic, 3-15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
6a   OR   EBpan-A       area        area image    EarthWatch EarlyBird panchromatic                $24.63       $24.34      $24.04
                                                  orthorectified imagery, 3 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
6b   OR   EBpan-I    unit images    area image    EarthWatch EarlyBird panchromatic                $20.54       $20.40      $20.27
                                                  orthorectified imagery, 3 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
6c   OR   EBpan-P       area        area image    EarthWatch EarlyBird panchromatic                $33.81       $33.40      $32.99
                                                  orthorectified imagery, 3 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
7a   OR   EBxs-A        area        area image    EarthWatch EarlyBird multispectral               $17.81       $17.51      $17.22
                                                  orthorectified imagery, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
7b   OR   EBxs-I     unit images    area image    EarthWatch EarlyBird multispectral               $15.58       $15.45      $15.32
                                                  orthorectified imagery, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
7c   OR   EBxs-P        area        area image    EarthWatch EarlyBird multispectral               $24.44       $24.04      $23.63
                                                  orthorectified imagery, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
8a   OR   EBpxs-A       area        area image    EarthWatch EarlyBird pan-sharpened               $26.57       $26.26      $25.97
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
8b   OR   EBpxs-I    unit images    area image    EarthWatch EarlyBird pan-sharpened               $22.23       $22.09      $21.95
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
8c   OR   EBpxs-P       area        area image    EarthWatch EarlyBird pan-sharpened               $36.46       $36.05      $35.65
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------

NOTE: For product availability, L=EarlyBird Launch. L+1 product availability is dependent on satellite calibration activity timelines. All imagery-based products delivered with Image Support Data Format information.

ASIAN EarlyBird Products Price List            Suggested Standard Products List Price Summary               EarthWatch, Incorporated
                                                        11-100 MULTI USER LICENSE

------------------------------------------------------------------------------------------------------------------------------------
Item Class Group     Ordering &   Unit Delivery   Full Description                              Availability  Category 1  Category 2
                     Pricing Basis     Basis                                                                  ----------------------
                                                                                                              less than   500-2,999
                                                                                                              500 sq km     sq km
------------------------------------------------------------------------------------------------------------------------------------
Active Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
1a   IM    EBpan-A      area       unit images    EarthWatch EarlyBird panchromatic satellite      L + 1 mo     $ 5.15      $ 5.15
                                                  imagery, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
1b   IM    EBpan-E   unit image    unit image     EarthWatch EarlyBird panchromatic satellite      L + 1 mo     $ 3.62      $ 3.27
                                                  imagery, 3 meter resolution, existing in the
                                                  archive
------------------------------------------------------------------------------------------------------------------------------------
1c   IM    EBpan-P      area       unit images    EarthWatch EarlyBird panchromatic satellite      L + 4 mo     $ 6.67      $ 6.67
                                                  imagery, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2a   IM    EBxs-AR      area       unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 4.46      $ 4.46
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2b   IM    EBxs-ER   unit image    unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 3.08      $ 2.76
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2c   IM    EBxs-PR      area       unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 5.78      $ 5.78
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2d   IM    EBxs-AN      area      unit images x3  EarthWatch EarlyBird band non-registered         L + 4 mo     $ 4.11      $ 4.11
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2e   IM    EBxs-EN   unit image   unit images x3  EarthWatch EarlyBird band non-registered         L + 4 mo     $ 2.76      $ 2.46
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2f   IM    EBxs-PN      area      unit images x3  EarthWatch EarlyBird band non-registered         L + 4 mo     $ 5.33      $ 5.33
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
Pending (non-active) Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
3a   MC    EBpan-AU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 2 mo     $ 8.57      $ 8.57
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3b   MC    EBpan-IU  unit images    area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 2 mo     $ 6.13      $ 5.64
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3c   MC    EBpan-PU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 5 mo     $11.11      $11.11
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
3d   MC    EBpan-AC     area        area image    EarthWatch EarlyBird panchromatic controlled     L + 2 mo     $11.99      $11.99
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3e   MC    EBpan-IC  unit images    area image    EarthWatch EarlyBird panchromatic controlled     L + 2 mo     $ 7.70      $ 7.12
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3f   MC    EBpan-PC     area        area image    EarthWatch EarlyBird panchromatic controlled     L + 5 mo     $15.55      $15.55
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4a   MC    EBxs-AU      area        area image    EarthWatch EarlyBird multispectral               L + 4 mo     $ 6.51      $ 6.51
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
4b   MC    EBxs-IU   unit images    area image    EarthWatch EarlyBird multispectral               L + 4 mo     $ 4.97      $ 4.54
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4c   MC    EBxs-PU      area        area image    EarthWatch EarlyBird multispectral               L + 7 mo     $ 8.45      $ 8.45
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4d   MC    EBxs-AC      area        area image    EarthWatch EarlyBird multispectral controlled    L + 4 mo     $ 6.86      $ 6.86
                                                  mosaic, 15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
4e   MC    EBxs-IC   unit images    area image    EarthWatch EarlyBird multispectral controlled    L + 4 mo     $ 5.12      $ 4.69
                                                  mosaic, 15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4f   MC    EBxs-PC      area        area image    EarthWatch EarlyBird multispectral controlled    L + 7 mo     $ 8.89      $ 8.89
                                                  mosaic, 15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5a   MC    EBpxs-AU     area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $10.79      $10.79
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
5b   MC    EBpxs-IU  unit images    area image    EarthWatch EarlyBird pan-sharpened                  TBD       $ 8.07      $ 7.48
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5c   MC    EBpxs-PU     area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $13.99      $13.99
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5d   MC    EBpxs-AC     area        area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $14.23      $14.23
                                                  mosaic, 3-15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
5e   MC    EBpxs-IC  unit images    area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $ 9.65      $ 8.96
                                                  mosaic, 3-15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5f   MC    EBpxs-PC     area        area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $18.44      $18.44
                                                  mosaic, 3-15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
6a   OR    EBpan-A      area        area image    EarthWatch EarlyBird panchromatic                   TBD       $29.13      $29.13
                                                  orthorectified imagery, 3 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
6b   OR    EBpan-I   unit images    area image    EarthWatch EarlyBird panchromatic                   TBD       $24.04      $22.55
                                                  orthorectified imagery, 3 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
6c   OR    EBpan-P      area        area image    EarthWatch EarlyBird panchromatic                   TBD       $37.77      $37.77
                                                  orthorectified imagery, 3 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
7a   OR    EBxs-A       area        area image    EarthWatch EarlyBird multispectral                  TBD       $21.25      $21.25
                                                  orthorectified imagery, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
7b   OR    EBxs-I    unit images    area image    EarthWatch EarlyBird multispectral                  TBD       $18.31      $17.15
                                                  orthorectified imagery, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
7c   OR    EBxs-P       area        area image    EarthWatch EarlyBird multispectral                  TBD       $27.54      $27.54
                                                  orthorectified imagery, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
8a   OR    EBpxs-A      area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $31.37      $31.37
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
8b   OR    EBpxs-I   unit images    area image    EarthWatch EarlyBird pan-sharpened                  TBD       $25.99      $24.40
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
8c   OR    EBpxs-P      area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $40.65      $40.65
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Item Class Group     Ordering &   Unit Delivery   Full Description                               Category 3   Category 4  Category 5
                    Pricing Basis     Basis                                                     ------------------------------------
                                                                                                3,000-19,999   20,000-     greater
                                                                                                   sq km        99,999       than
                                                                                                                 sq km     100,000
                                                                                                                            sq km
------------------------------------------------------------------------------------------------------------------------------------
Active Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
1a   IM    EBpan-A      area       unit images    EarthWatch EarlyBird panchromatic satellite      $ 4.21       $ 3.89      $ 3.56
                                                  imagery, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
1b   IM    EBpan-E   unit image    unit image     EarthWatch EarlyBird panchromatic satellite      $ 3.12       $ 2.97      $ 2.82
                                                  imagery, 3 meter resolution, existing in the
                                                  archive
------------------------------------------------------------------------------------------------------------------------------------
1c   IM    EBpan-P      area       unit images    EarthWatch EarlyBird panchromatic satellite      $ 5.78       $ 5.33      $ 4.89
                                                  imagery, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2a   IM    EBxs-AR      area       unit images    EarthWatch EarlyBird band-registered             $ 3.56       $ 3.24      $ 2.91
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2b   IM    EBxs-ER   unit image    unit images    EarthWatch EarlyBird band-registered             $ 2.61       $ 2.46      $ 2.32
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2c   IM    EBxs-PR      area       unit images    EarthWatch EarlyBird band-registered             $ 4.89       $ 4.44      $ 4.00
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2d   IM    EBxs-AN      area      unit images x3  EarthWatch EarlyBird band non-registered         $ 3.24       $ 2.91      $ 2.59
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2e   IM    EBxs-EN   unit image   unit images x3  EarthWatch EarlyBird band non-registered         $ 2.32       $ 2.17      $ 2.01
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2f   IM    EBxs-PN      area      unit images x3  EarthWatch EarlyBird band non-registered         $ 4.44       $ 4.00      $ 3.56
                                      bands       multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
Pending (non-active) Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
3a   MC    EBpan-AU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 7.45       $ 7.12      $ 6.80
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3b   MC    EBpan-IU  unit images    area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 5.49       $ 5.34      $ 5.19
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3c   MC    EBpan-PU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   $10.23       $ 9.77      $ 9.33
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
3d   MC    EBpan-AC     area        area image    EarthWatch EarlyBird panchromatic controlled     $10.68       $10.36      $10.03
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3e   MC    EBpan-IC  unit images    area image    EarthWatch EarlyBird panchromatic controlled     $ 6.97       $ 6.83      $ 6.68
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3f   MC    EBpan-PC     area        area image    EarthWatch EarlyBird panchromatic controlled     $14.67       $14.21      $13.77
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4a   MC    EBxs-AU      area        area image    EarthWatch EarlyBird multispectral               $ 5.51       $ 5.18      $ 4.86
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
4b   MC    EBxs-IU   unit images    area image    EarthWatch EarlyBird multispectral               $ 4.39       $ 4.25      $ 4.10
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4c   MC    EBxs-PU      area        area image    EarthWatch EarlyBird multispectral               $ 7.55       $ 7.11      $ 6.67
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4d   MC    EBxs-AC      area        area image    EarthWatch EarlyBird multispectral controlled    $ 5.82       $ 5.51      $ 5.18
                                                  mosaic, 15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
4e   MC    EBxs-IC   unit images    area image    EarthWatch EarlyBird multispectral controlled    $ 4.54       $ 4.39      $ 4.25
                                                  mosaic, 15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4f   MC    EBxs-PC      area        area image    EarthWatch EarlyBird multispectral controlled    $ 8.00       $ 7.55      $ 7.11
                                                  mosaic, 15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5a   MC    EBpxs-AU     area        area image    EarthWatch EarlyBird pan-sharpened               $ 9.55       $ 9.23      $ 8.90
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
5b   MC    EBpxs-IU  unit images    area image    EarthWatch EarlyBird pan-sharpened               $ 7.33       $ 7.18      $ 7.04
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5c   MC    EBpxs-PU     area        area image    EarthWatch EarlyBird pan-sharpened               $13.11       $12.67      $12.23
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5d   MC    EBpxs-AC     area        area image    EarthWatch EarlyBird pan-sharpened controlled    $12.79       $12.46      $12.14
                                                  mosaic, 3-15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
5e   MC    EBpxs-IC  unit images    area image    EarthWatch EarlyBird pan-sharpened controlled    $ 8.82       $ 8.67      $ 8.51
                                                  mosaic, 3-15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5f   MC    EBpxs-PC     area        area image    EarthWatch EarlyBird pan-sharpened controlled    $17.55       $17.11      $16.67
                                                  mosaic, 3-15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
6a   OR    EBpan-A      area        area image    EarthWatch EarlyBird panchromatic                $26.87       $26.55      $26.22
                                                  orthorectified imagery, 3 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
6b   OR    EBpan-I   unit images    area image    EarthWatch EarlyBird panchromatic                $22.41       $22.26      $22.11
                                                  orthorectified imagery, 3 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
6c   OR    EBpan-P      area        area image    EarthWatch EarlyBird panchromatic                $36.89       $36.43      $35.99
                                                  orthorectified imagery, 3 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
7a   OR    EBxs-A       area        area image    EarthWatch EarlyBird multispectral               $19.43       $19.10      $18.78
                                                  orthorectified imagery, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
7b   OR    EBxs-I    unit images    area image    EarthWatch EarlyBird multispectral               $17.00       $16.85      $16.71
                                                  orthorectified imagery, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
7c   OR    EBxs-P       area        area image    EarthWatch EarlyBird multispectral               $26.66       $26.22      $25.78
                                                  orthorectified imagery, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
8a   OR    EBpxs-A      area        area image    EarthWatch EarlyBird pan-sharpened               $28.98       $28.65      $28.33
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
8b   OR    EBpxs-I   unit images    area image    EarthWatch EarlyBird pan-sharpened               $24.25       $24.09      $23.94
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
8c   OR    EBpxs-P      area        area image    EarthWatch EarlyBird pan-sharpened               $39.77       $39.33      $38.89
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------

NOTE: For product availability, L=EarlyBird Launch. L+1 product availability is dependent on satellite calibration activity timelines. All imagery-based products delivered with Image Support Data Format information.

ASIAN EarlyBird Products Price List            Suggested Standard Products List Price Summary               EarthWatch, Incorporated
                                                        101-250 MULTI USER LICENSE

------------------------------------------------------------------------------------------------------------------------------------
Item Class Group     Ordering &   Unit Delivery   Full Description                              Availability  Category 1  Category 2
                     Pricing Basis     Basis                                                                  less than   500-2,999
                                                                                                              500 sq km     sq km
------------------------------------------------------------------------------------------------------------------------------------
Active Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
1a   IM    EBpan-A      area       unit images    EarthWatch EarlyBird panchromatic satellite      L + 1 mo     $ 5.79      $ 5.79
                                                  imagery, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
1b   IM    EBpan-E   unit image    unit image     EarthWatch EarlyBird panchromatic satellite      L + 1 mo     $ 4.07      $ 3.68
                                                  imagery, 3 meter resolution, existing in the
                                                  archive
------------------------------------------------------------------------------------------------------------------------------------
1c   IM    EBpan-P      area       unit images    EarthWatch EarlyBird panchromatic satellite      L + 4 mo     $ 7.50      $ 7.50
                                                  imagery, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2a   IM    EBxs-AR      area       unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 5.01      $ 5.01
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2b   IM    EBxs-ER   unit image    unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 3.46      $ 3.11
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2c   IM    EBxs-PR      area       unit images    EarthWatch EarlyBird band-registered             L + 4 mo     $ 6.50      $ 6.50
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2d   IM    EBxs-AN      area          bands       EarthWatch EarlyBird band non-registered         L + 4 mo     $ 4.63      $ 4.63
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2e   IM    EBxs-EN   unit image       bands       EarthWatch EarlyBird band non-registered         L + 4 mo     $ 3.11      $ 2.76
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2f   IM    EBxs-PN      area          bands       EarthWatch EarlyBird band non-registered         L + 4 mo     $ 5.99      $ 5.99
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
Pending (non-active) Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
3a   MC    EBpan-AU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 2 mo     $ 9.64      $ 9.64
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3b   MC    EBpan-IU  unit images    area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 2 mo     $ 6.89      $ 6.35
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3c   MC    EBpan-PU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   L + 5 mo     $12.50      $12.50
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
3d   MC    EBpan-AC     area        area image    EarthWatch EarlyBird panchromatic controlled     L + 2 mo     $13.49      $13.49
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3e   MC    EBpan-IC  unit images    area image    EarthWatch EarlyBird panchromatic controlled     L + 2 mo     $ 8.66      $ 8.01
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3f   MC    EBpan-PC     area        area image    EarthWatch EarlyBird panchromatic controlled     L + 5 mo     $17.50      $17.50
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4a   MC    EBxs-AU      area        area image    EarthWatch EarlyBird multispectral               L + 4 mo     $ 7.33      $ 7.33
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
4b   MC    EBxs-IU   unit images    area image    EarthWatch EarlyBird multispectral               L + 4 mo     $ 5.59      $ 5.11
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4c   MC    EBxs-PU      area        area image    EarthWatch EarlyBird multispectral               L + 7 mo     $ 9.50      $ 9.50
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4d   MC    EBxs-AC      area        area image    EarthWatch EarlyBird multispectral controlled    L + 4 mo     $ 7.72      $ 7.72
                                                  mosaic, 15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
4e   MC    EBxs-IC   unit images    area image    EarthWatch EarlyBird multispectral controlled    L + 4 mo     $ 5.76      $ 5.28
                                                  mosaic, 15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4f   MC    EBxs-PC      area        area image    EarthWatch EarlyBird multispectral controlled    L + 7 mo     $10.00      $10.00
                                                  mosaic, 15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5a   MC    EBpxs-AU     area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $12.14      $12.14
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
5b   MC    EBpxs-IU  unit images    area image    EarthWatch EarlyBird pan-sharpened                  TBD       $ 9.08      $ 8.41
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5c   MC   EBpxs-PU      area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $15.74      $15.74
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5d   MC   EBpxs-AC      area        area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $16.01      $16.01
                                                  mosaic, 3-15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
5e   MC   EBpxs-IC   unit images    area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $10.85      $10.08
                                                  mosaic, 3-15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5f   MC   EBpxs-PC      area        area image    EarthWatch EarlyBird pan-sharpened controlled       TBD       $20.74      $20.74
                                                  mosaic, 3-15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
6a   OR   EBpan-A       area        area image    EarthWatch EarlyBird panchromatic                   TBD       $32.77      $32.77
                                                  orthorectified imagery, 3 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
6b   OR   EBpan-I    unit images    area image    EarthWatch EarlyBird panchromatic                   TBD       $27.04      $25.37
                                                  orthorectified imagery, 3 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
6c   OR   EBpan-P       area        area image    EarthWatch EarlyBird panchromatic                   TBD       $42.49      $42.49
                                                  orthorectified imagery, 3 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
7a   OR   EBxs-A        area        area image    EarthWatch EarlyBird multispectral                  TBD       $23.91      $23.91
                                                  orthorectified imagery, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
7b   OR   EBxs-I     unit images    area image    EarthWatch EarlyBird multispectral                  TBD       $20.60      $19.30
                                                  orthorectified imagery, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
7c   OR   EBxs-P        area        area image    EarthWatch EarlyBird multispectral                  TBD       $30.99      $30.99
                                                  orthorectified imagery, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
8a   OR   EBpxs-A       area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $35.29      $35.29
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
8b   OR   EBpxs-I    unit images    area image    EarthWatch EarlyBird pan-sharpened                  TBD       $29.23      $27.45
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
8c   OR   EBpxs-P       area        area image    EarthWatch EarlyBird pan-sharpened                  TBD       $45.74      $45.74
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Item Class Group     Ordering &   Unit Delivery   Full Description                               Category 3   Category 4  Category 5
                    Pricing Basis     Basis                                                     3,000-19,999   20,000-     greater
                                                                                                   sq km        99,999       than
                                                                                                                 sq km     100,000
                                                                                                                            sq km
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Active Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
1a   IM    EBpan-A      area       unit images    EarthWatch EarlyBird panchromatic satellite      $ 4.74       $ 4.38      $ 4.01
                                                  imagery, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
1b   IM    EBpan-E   unit image    unit image     EarthWatch EarlyBird panchromatic satellite      $ 3.51       $ 3.34      $ 3.17
                                                  imagery, 3 meter resolution, existing in the
                                                  archive
------------------------------------------------------------------------------------------------------------------------------------
1c   IM    EBpan-P      area       unit images    EarthWatch EarlyBird panchromatic satellite      $ 6.50       $ 5.99      $ 5.50
                                                  imagery, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
2a   IM    EBxs-AR      area       unit images    EarthWatch EarlyBird band-registered             $ 4.01       $ 3.65      $ 3.28
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
2b   IM    EBxs-ER   unit image    unit images    EarthWatch EarlyBird band-registered             $ 2.93       $ 2.76      $ 2.61
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
2c   IM    EBxs-PR      area       unit images    EarthWatch EarlyBird band-registered             $ 5.50       $ 5.00      $ 4.50
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2d   IM    EBxs-AN      area          bands       EarthWatch EarlyBird band non-registered         $ 3.65       $ 3.28      $ 2.92
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2e   IM    EBxs-EN   unit image       bands       EarthWatch EarlyBird band non-registered         $ 2.61       $ 2.44      $ 2.27
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
                                  unit images x3
2f   IM    EBxs-PN      area          bands       EarthWatch EarlyBird band non-registered         $ 5.00       $ 4.50      $ 4.01
                                                  multispectral satellite imagery, 15 meter
                                                  resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
Pending (non-active) Standard EarthWatch EarlyBird Products
------------------------------------------------------------------------------------------------------------------------------------
3a   MC    EBpan-AU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 8.38       $ 8.01      $ 7.65
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3b   MC    EBpan-IU  unit images    area image    EarthWatch EarlyBird panchromatic uncontrolled   $ 6.18       $ 6.01      $ 5.84
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3c   MC    EBpan-PU     area        area image    EarthWatch EarlyBird panchromatic uncontrolled   $11.50       $10.99      $10.49
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
3d   MC    EBpan-AC     area        area image    EarthWatch EarlyBird panchromatic controlled     $12.02       $11.66      $11.29
                                                  mosaic, 3 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
3e   MC    EBpan-IC  unit images    area image    EarthWatch EarlyBird panchromatic controlled     $ 7.84       $ 7.68      $ 7.51
                                                  mosaic, 3 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
3f   MC    EBpan-PC     area        area image    EarthWatch EarlyBird panchromatic controlled     $16.50       $15.99      $15.49
                                                  mosaic, 3 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4a   MC    EBxs-AU      area        area image    EarthWatch EarlyBird multispectral               $ 6.19       $ 5.82      $ 5.46
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
4b   MC    EBxs-IU   unit images    area image    EarthWatch EarlyBird multispectral               $ 4.94       $ 4.78      $ 4.61
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4c   MC    EBxs-PU      area        area image    EarthWatch EarlyBird multispectral               $ 8.49       $ 8.00      $ 7.50
                                                  uncontrolled mosaic, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
4d   MC    EBxs-AC      area        area image    EarthWatch EarlyBird multispectral controlled    $ 6.55       $ 6.19      $ 5.82
                                                  mosaic, 15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
4e   MC    EBxs-IC   unit images    area image    EarthWatch EarlyBird multispectral controlled    $ 5.11       $ 4.94      $ 4.78
                                                  mosaic, 15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
4f   MC    EBxs-PC      area        area image    EarthWatch EarlyBird multispectral controlled    $ 9.00       $ 8.49      $ 8.00
                                                  mosaic, 15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5a   MC    EBpxs-AU     area        area image    EarthWatch EarlyBird pan-sharpened               $10.74       $10.39      $10.01
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
5b   MC    EBpxs-IU  unit images    area image    EarthWatch EarlyBird pan-sharpened               $ 8.24       $ 8.07      $ 7.92
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5c   MC   EBpxs-PU      area        area image    EarthWatch EarlyBird pan-sharpened               $14.75       $14.25      $13.76
                                                  uncontrolled mosaic, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
5d   MC   EBpxs-AC      area        area image    EarthWatch EarlyBird pan-sharpened controlled    $14.39       $14.02      $13.66
                                                  mosaic, 3-15 meter resolution, as-available
                                                  tasked
------------------------------------------------------------------------------------------------------------------------------------
5e   MC   EBpxs-IC   unit images    area image    EarthWatch EarlyBird pan-sharpened controlled    $ 9.92       $ 9.75      $ 9.58
                                                  mosaic, 3-15 meter resolution, unit images
                                                  existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
5f   MC   EBpxs-PC      area        area image    EarthWatch EarlyBird pan-sharpened controlled    $19.75       $19.25      $18.75
                                                  mosaic, 3-15 meter resolution, priority tasked
------------------------------------------------------------------------------------------------------------------------------------
6a   OR   EBpan-A       area        area image    EarthWatch EarlyBird panchromatic                $30.23       $29.87      $29.50
                                                  orthorectified imagery, 3 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
6b   OR   EBpan-I    unit images    area image    EarthWatch EarlyBird panchromatic                $25.21       $25.04      $24.87
                                                  orthorectified imagery, 3 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
6c   OR   EBpan-P       area        area image    EarthWatch EarlyBird panchromatic                $41.50       $40.99      $40.49
                                                  orthorectified imagery, 3 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
7a   OR   EBxs-A        area        area image    EarthWatch EarlyBird multispectral               $21.86       $21.49      $21.13
                                                  orthorectified imagery, 15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
7b   OR   EBxs-I     unit images    area image    EarthWatch EarlyBird multispectral               $19.13       $18.96      $18.80
                                                  orthorectified imagery, 15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
7c   OR   EBxs-P        area        area image    EarthWatch EarlyBird multispectral               $29.99       $29.50      $29.00
                                                  orthorectified imagery, 15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------
8a   OR   EBpxs-A       area        area image    EarthWatch EarlyBird pan-sharpened               $32.60       $32.23      $31.87
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  as-available tasked
------------------------------------------------------------------------------------------------------------------------------------
8b   OR   EBpxs-I    unit images    area image    EarthWatch EarlyBird pan-sharpened               $27.28       $27.11      $26.94
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  unit images existing in the archive
------------------------------------------------------------------------------------------------------------------------------------
8c   OR   EBpxs-P       area        area image    EarthWatch EarlyBird pan-sharpened               $44.74       $44.25      $43.75
                                                  orthorectified imagery, 3-15 meter resolution,
                                                  priority tasked
------------------------------------------------------------------------------------------------------------------------------------

NOTE: For product availability, L=EarlyBird Launch. L+1 product availability is dependent on satellite calibration activity timelines. All imagery-based products delivered with Image Support Data Format information.

                                   EXHIBIT B
                          End User License Agreement

                                   EXHIBIT B
                           End User License Agreement

I. Introduction. This is an End User License Agreement ("EULA") between EarthWatch Incorporated, a Delaware Corporation ("EarthWatch") and You, the purchaser of this license. EarthWatch shall provide You with software, data products or documentation (collectively, the "Products"). The Products include both EarthWatch data and data products, and data and data products of third parties licensed to EarthWatch for distribution. This EULA governs Your rights and obligations with respect to all Products provided by EarthWatch.

II. Scope of License. EarthWatch grants You a limited, non-transferable, non-exclusive license to use the Products and to develop Derivative Works licensed, solely for internal use in Your business by Your employees, agents or contractors. A single use license or single user of the Products is defined as a single individual using the Products at a single time on a single information processing machine. You are allowed to have at any time as many copies of the specific Products in use within your site and by your agent or contractors as the specific license permits. The specific number of users authorized is identified at time of purchase. For the purposes of this EULA, your site is only the organization which ordered the products whether you are: an individual; a legally incorporated organization (excluding wholly or partially owned subsidiaries); foreign corporation; profit and not for profit unincorporated association; business trust, estate, partnership, trust, or two or more persons having a joint or common economic interest; or a federal, state or local governmental agency located within your country of incorporation or residency. Site does not include any affiliated organization whether or not controlled by yourself or your organization. Use of the Products by your agent or contractors is authorized within your country of incorporation or residency.

III. Derivative Works. For purposes of this EULA, authorized Derivative Works include works that are based upon Products, such as a revision, modification, translation, abridgment, condensation, expansion, or any other form in which such preexisting works may be recast, transformed, or adapted, and that, if prepared without authorization of the owner of the copyright in such preexisting work, would constitute a copyright infringement. If the Products or Derivative Works are used in connection with the performance of any government contracts or subcontracts, then You shall ensure that (i) the Products and any Derivative Works thereof shall not constitute a deliverable under any government contracts or subcontracts; and (ii) in no event shall a government entity acquire any rights other than those provided in section 6. You may not copy a Product licensed hereunder, except that You may copy data contained in a Product in machine readable form into a single information processing machine for processing for your internal use only. This EULA is not a license to copy, disclose, publish, sell, assign, lease, sublicense, market or transfer the Products, or any Derivative Work or to use the same in any manner or for any purpose not expressly authorized by this EULA. EarthWatch reserves all rights not expressly granted by this EULA.

IV. Protection of EarthWatch's Intellectual Property. You acknowledges that the Products and the data contained within the Products are proprietary to EarthWatch or its suppliers, and both the Products and the data contained in the Products remain the exclusive property of EarthWatch or its suppliers. The Products are copyrighted by EarthWatch or its suppliers, and unauthorized reproduction, distribution, or display of the Products or preparation of any Derivative Work of the Products in any manner not expressly authorized by paragraphs 2 and 3 above is prohibited. You may be held legally responsible for any copyright infringement that is caused or encouraged by Your failure to abide by the terms of this EULA. You shall take all other feasible steps to protect the Products from misappropriation or misuse, unauthorized duplication or distribution and shall notify EarthWatch immediately if You learn of any use of the Products by anyone in any manner not expressly authorized by this EULA.

V. Protection of EarthWatch's Trade Secrets. You acknowledges that the Products and the data contained in the Products are or contain trade secrets of EarthWatch or its suppliers and You agree to take reasonable measures to protect the trade secret status of the data and the Products. For purpose of any public disclosure provision under any federal, state or local law, it is agreed that the Products are trade secrets and proprietary commercial products and not subject to disclosure.

VI. U.S. Government Restricted Rights. The Products are provided with Restricted Rights. Use, duplication or disclosure by any government entity is subject to the restrictions contained in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software Clause contained in D.F.A.R.S. 252.227-7013, subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights contained in 48 C.F.R. 52.227-19 and D.F.A.R.S. 227.7202.

                              10/08/97                                       14

      Contractor/manufacturer is EarthWatch Incorporated, Longmont, Colorado,
      USA.

VII. Limitation and Disclaimer of Warranty. EarthWatch supplies its products with a limited warranty. For a period of thirty (30) days, EarthWatch warrants that the data delivered will be of the area of interest ordered and the media used to carry the data will be free from physical or material defects. WITH THE EXCEPTION OF THE PRECEDING WARRANTY, THE PRODUCTS, ARE PROVIDED WITHOUT WARRANTY OF ANY KIND, AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED. EARTHWATCH DOES NOT WARRANT THAT THE PRODUCTS WILL MEET YOUR NEEDS OR EXPECTATIONS OR THAT OPERATIONS OF THE PRODUCTS WILL BE ERROR FREE OR UNINTERRUPTED. EARTHWATCH'S SOLE LIABILITY SHALL BE TO REPLACE THE MEDIA IN THE EVENT THE MEDIA ITSELF, AS OPPOSED TO THE SOFTWARE OR DATA ENCODED THEREON, IS DEFECTIVE AND YOU RETURNS SUCH DEFECTIVE MEDIA TO EARTHWATCH WITHIN THIRTY (30) DAYS FOLLOWING DELIVERY. NO ORAL OR WRITTEN ADVICE OR INFORMATION PROVIDED BY EARTHWATCH OR ANY OF ITS AGENTS OR EMPLOYEES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF
      THIS LIMITED WARRANTY, AND YOU ARE NOT ENTITLED TO RELY ON ANY SUCH ADVICE OR INFORMATION.

      IN NO EVENT SHALL EARTHWATCH BE LIABLE FOR ANY CLAIM OR LOSS INCURRED BY YOU (INCLUDING WITHOUT LIMITATION COMPENSATORY, INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, OR OTHER DAMAGES RESULTING FROM THE USE OR INABILITY TO USE PRODUCTS) IRRESPECTIVE OF WHETHER EARTHWATCH HAS BEEN INFORMED, KNEW, OR SHOULD HAVE KNOWN OF THE LIKELIHOOD OF SUCH DAMAGES. THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION IN THE AGGREGATE. INCLUDING WITHOUT LIMITATION BREACH OF CONTRACT OR WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS. IF EARTHWATCH'S LIMITATION OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL FOR ANY REASON BE HELD UNENFORCEABLE OR INAPPLICABLE, YOU AGREE THAT EARTHWATCH'S LIABILITY SHALL NOT EXCEED FIFTY PERCENT (50%) OF THE
      LICENSE FEES PAID BY YOU TO EARTHWATCH WITH RESPECT TO THE PRODUCTS UNITS AT ISSUE.

VIII. Indemnification for Infringement. EarthWatch shall defend (or in EarthWatch's discretion, settle) at its own expense any claim asserted against You that the Products infringe any United States patents, or any copyrights, trade secrets or other intellectual property rights of any third party. You shall notify EarthWatch in writing of such claim within ten (10) days of learning of such claim. EarthWatch shall have the sole right to control the defense and negotiation of all such claims, and You shall fully cooperate in EarthWatch's defense of all such claims. In no event shall You either litigate or settle any such claim without EarthWatch's prior written approval. If, as a result of any claim, You are enjoined from using the Products, or EarthWatch believes that any such claim may be asserted, EarthWatch may at its expense procure the right for You to continue to use the Products, replace or modify the Products so as to make them non-infringing, or terminate this EULA and refund the fees previously paid by You for the use of the affected Products. EarthWatch shall not have any liability under this Section if such a claim of infringement is based in whole or in part upon the use of the Products in combination with other products not furnished or made by EarthWatch, the use of the Products in practicing any infringing process, the modification of the Products (including the creation of any Derivative Works) or any portion thereof, or application or use of the Products in a manner for which they were not designed or specified by EarthWatch. This Section states the entire and exclusive obligation of EarthWatch to You for any claim or infringement relating to the Products.

IX. Indemnification for Use. You shall indemnify and hold harmless EarthWatch against all loss, damages, claims, expenses or attorney's fees which may be sustained or asserted against EarthWatch arising from or connected with any breach by You of any provision of this EULA or any claim that Your use of a Product infringes the proprietary rights of any third party.

X. Effective Date, Expiration, Renewal and Termination. This EULA shall become effective upon opening the Product delivered and shall continue in force until terminated as provided herein. This EULA may be terminated by You upon written notice to EarthWatch. Further, this EULA may be terminated by EarthWatch or You for a breach of any provision. Immediately upon expiration or termination of this EULA, You shall deliver to EarthWatch all copies of all or any portion of the Products covered by this or any other EULA, which are in its possession, custody or control, and notify EarthWatch of the existence and identity of any custodian of any copy of any portion of the Products not in Your possession, custody or control but obtained or derived directly or indirectly from You.

                                        10/08/97                              15

XI. Arbitration and Governing Law. Any dispute arising out of or relating to this EULA, or the interpretation, breach or enforcement of it, shall be settled through binding arbitration in Denver, Colorado. Such arbitration shall be conducted by a panel of three arbitrators in accordance with the rules of the American Arbitration Association. To the extent practicable, the arbitrators shall be appointed from a pool of arbitrators who have experience or expertise in the computer industry. Any award made by the arbitration panel, however constituted, shall be final, binding and conclusive on both parties for all purposes and judgment may be entered thereon by any state or federal court having jurisdiction pursuant to this Section. Nothing in this section or EULA shall limit the ability of EarthWatch to pursue any legal or equitable remedy to protect or preserve any rights EarthWatch may have arising out of or relating to Sections 2, 3 or 4. This EULA shall be construed and enforced in accordance with the laws of the State of Colorado not withstanding the conflict of laws provisions. The exclusive jurisdiction and venue for any lawsuit between the parties arising out of this EULA shall be the United States District Court for the District of Colorado or the state courts situated in Denver, Colorado, USA. No dispute related to or arising out of this EULA or any breach or default of any of the provisions of this EULA may be commenced more than one (1) year after the occurrence of any such breach or default.

XII.  Miscellaneous.

      A. You shall be responsible for obtaining any and all required governmental authorizations, including without limitation, any export or import licenses and foreign exchange permits. EarthWatch shall not be liable if any authorization is delayed, denied, revoked, restricted or not renewed; You shall bear all such risks and costs caused thereby. You shall be responsible for payment of all taxes, fees, assessments or levies on the Products, or arising out of or imposed by reason of this EULA, except for any tax based on EarthWatch's annual net income.

      B. This EULA constitutes the complete and exclusive agreement between EarthWatch and You relating to its subject matter. This EULA supersedes all prior and contemporaneous representations, correspondence, proposals or agreements relating to its subject matter, whether oral or written. This EULA may be modified only by a written amendment signed by both EarthWatch and You. If any provision is determined to be invalid or unenforceable, the remaining provisions of this EULA shall continue to be valid and enforceable. Neither this EULA nor any of the rights granted by it may be assigned or transferred by You without the prior written consent of EarthWatch. This restriction on assignments or transfers shall apply to assignments or transfers by operation of law, as well as by contract, merger or consolidation. Any attempted assignment or transfer in derogation of this prohibition is void.

      C. Sections 3, 4, 5, 6, 7, 8, 9, 11 and 12(a) shall survive expiration or termination of this EULA.

      D. Any notice provided pursuant to this EULA shall be delivered by hand, first class mail, facsimile or overnight courier. EarthWatch and You agree that facsimile copies of this EULA and notices shall be deemed effective.

      E. By opening the Products delivered, You are acknowledging and agreeing to the terms of the EULA.

                                    10/08/97                                  16

                                   EXHIBIT C
                           Multi-User Price Schedule

Number of Users             Percentage Increase over Single User License Price
---------------             -------------------------------------------------
   2 to 10                                   10%
   11 to 100                                 20%
   101 to 250                                35%
   251-350                                   50%
   351+                                      subject to negotiation